UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12

KERYX BIOPHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

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KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022

Dear Stockholder:

You are cordially invited to our 2007 Annual Meeting of Stockholders, to be held at 10:00 a.m. local time, on Wednesday, June 20, 2007, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked (i) to elect seven directors for a term of one year, (ii) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007, (iii) to amend our certificate of incorporation to increase the number of authorized shares of our common stock, and (iv) to approve the 2007 Long-Term Incentive Plan. You will also have the opportunity to ask questions and make comments at the meeting. Enclosed with this letter are the following documents: (1) the Notice of 2007 Annual Meeting of Stockholders, (2) our 2006 Annual Report and (3) our Proxy Statement and related voting card.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the Proxy Statement or the accompanying 2006 Annual Report, please contact Beth F. Levine, our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, at (212) 531-5965.

We look forward to seeing you at the 2007 Annual Meeting.

Sincerely,

Michael S. Weiss
Chairman and Chief Executive Officer

April 30, 2007
New York, New York

KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

The 2007 Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Wednesday, June 20, 2007, at 10:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.

The election of seven directors to our Board of Directors for a term of one year;

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007;

3.

The amendment of our certificate of incorporation to increase the number of authorized shares of our common stock;

4.

The approval of our 2007 Long-Term Incentive Plan; and

5.

The transaction of any other business that may properly come before the 2007 Annual Meeting or any adjournment of the 2007 Annual Meeting.

Only those stockholders of record as of the close of business on April 23, 2007, are entitled to vote at the 2007 Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the 2007 Annual Meeting will be available for your inspection beginning June 8, 2007, at our offices located at 750 Lexington Avenue, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

You may vote your shares by completing and returning the enclosed proxy card. Submitting your proxy card does not affect your right to vote in person if you decide to attend the 2007 Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the 2007 Annual Meeting. You may revoke your proxy at any time before it is exercised at the 2007 Annual Meeting (i) by delivering written notice to our Secretary, Beth F. Levine, at our address above, (ii) by submitting a later dated proxy card, or (iii) by attending the 2007 Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Secretary at or before the 2007 Annual Meeting.

When you submit your proxy card, you authorize Michael S. Weiss and Ronald C. Renaud, Jr. to vote your shares at the 2007 Annual Meeting and on any adjournments of the 2007 Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Beth F. Levine
Secretary

April 30, 2007
New York, New York

KERYX BIOPHARMACEUTICALS, INC.
750 Lexington Avenue
New York, New York 10022
Phone: (212) 531-5965
Fax: (212) 531-5961

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 30, 2007, to the owners of shares of common stock of Keryx Biopharmaceuticals, Inc. (the “Company,” “our,” “we,” or “Keryx”) as of April 23, 2007, in connection with the solicitation of proxies by our Board of Directors for our 2007 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016 on Wednesday, June 20, 2007, at 10:00 a.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

TABLE OF CONTENTS

Proxy Statement
Questions and Answers	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote at our Annual Meeting?	1
How do I vote?	1
What is a proxy?	1
How will my shares be voted if I vote by proxy?	1
How do I revoke my proxy?	1
Is my vote confidential?	2
How are votes counted?	2
What constitutes a quorum at the Annual Meeting?	2
What vote is required to elect our directors for a one-year term?	2
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007?	2
What vote is required to amend our certificate of incorporation to increase the number of authorized shares of our common stock?	2
What vote is required to approve and adopt our 2007 Long-Term Incentive Plan?	3
What percentage of our outstanding common stock do our directors and executive officers own?	3
Who is our independent public accountant? Will they be represented at the Annual Meeting?	3
How can I obtain a copy of our annual report on Form 10-K?	3
Corporate Governance	4
Our Board of Directors	4
Communicating with the Board of Directors	6
Audit Committee	6
Compensation Committee	6
Nominating Process	7
Code of Ethics	7
Independent Registered Public Accounting Firm Fees and Other Matters	8
Audit Fees	8
Audit-Related Fees	8
Tax Fees	8
All Other Fees	8
Pre-Approval of Services Provided by KPMG	8
Report of the Audit Committee	9
Our Executive Officers	11
Executive Officers	11
Employment Agreements	11
Compensation Discussion and Analysis	16
Executive Compensation	23
Report of the Compensation Committee	33
Compensation Committee Interlocks and Insider Participation	34
Section 16(a) Beneficial Ownership Reporting Compliance	35
Related-Person Transactions	36
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners	37
Proposal One: Election of Directors; Nominees	39
Proposal Two: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm	40
Proposal Three: Approval of Amendment of Certificate of Incorporation to Increase Authorized Common Stock	41
Proposal Four: Approval of the 2007 Incentive Plan	43
Additional Information	49
Householding of Annual Meeting Materials	49
Stockholder Proposals for Our 2007 Annual Meeting	49
Other Matters	49
Solicitation of Proxies	49
Incorporation of Information by Reference	49

TABLE OF CONTENTS – (continued)

Annex A – Amended and Restated Charter of the Audit Committee	A-1
Annex B – Charter of the Compensation Committee	B-1
Annex C – Related Person Transactions Policy	C-1
Annex D – Keryx Biopharmaceuticals, Inc. 2007 Incentive Plan	D-1

QUESTIONS AND ANSWERS

Q.

What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of 2007 Annual Meeting of Stockholders accompanying this Proxy Statement, including (i) the election of seven directors to our Board of Directors for a term of one year, (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007, (iii) the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock, (iv) the approval of the 2007 Long-Term Incentive Plan, and (v) the transaction of any other business that may properly come before the 2007 Annual Meeting or any adjournment thereof.

Q.

Who is entitled to vote at our Annual Meeting?

A.

The record holders of our common stock at the close of business on the record date, April 23, 2007, may vote at the Annual Meeting. Each share of our common stock is entitled to one vote. There were 43,518,008 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 8, 2007, at our offices located at 750 Lexington Avenue, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q.

How do I vote?

A.

You may vote in person at the Annual Meeting or by completing and returning the enclosed proxy card. To vote, simply mark, sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. Alternatively, you may deliver your proxy card to us in person, by facsimile at (212) 531-5961, or by a courier to our offices at the address above. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the broker, bank, or nominee describing how to vote your shares.

Q.

What is a proxy?

A.

A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of common stock may be voted. If you vote by proxy, you will be designating Michael S. Weiss, our Chairman and Chief Executive Officer, and Ronald C. Renaud, Jr., our Senior Vice President, Chief Financial Officer, and Treasurer, as your proxies. They may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.

How will my shares be voted if I vote by proxy?

A.

Your proxy will be voted according to the instructions you provide on your executed proxy card. If you complete and return your proxy card but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007, (iii) “FOR” the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock, and (iv) “FOR” the approval of the 2007 Long-Term Incentive Plan. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.

How do I revoke my proxy?

A.

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•

notifying our Secretary, Beth F. Levine, in writing that you are revoking your proxy;

•

executing and returning to our Secretary, Beth F. Levine, a later dated proxy card; or

•

attending and voting by ballot at the Annual Meeting.

Q.

Is my vote confidential?

A.

Yes. All votes remain confidential, unless you indicate otherwise.

Q.

How are votes counted?

A.

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspectors will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspectors will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q.

What constitutes a quorum at the Annual Meeting?

A.

In accordance with Delaware law (the law under which we are incorporated) and our amended and restated bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.

What vote is required to elect our directors for a one-year term?

A.

The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.

What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.

What vote is required to amend our certificate of incorporation to increase the number of authorized shares of our common stock?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock. Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect as a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What vote is required to approve our 2007 Long-Term Incentive Plan?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve our 2007 Long-Term Incentive Plan. Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What percentage of our outstanding common stock do our directors and executive officers own?

A.

As of April 23, 2007, our directors and executive officers owned, or have the right to acquire, approximately 12.0% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 37 for more details.

Q. Who is our independent public accountant? Will they be represented at the Annual Meeting?

A.

KPMG LLP, our current independent registered public accounting firm, has served as our independent registered public accounting firm since 1996. The Audit Committee of our Board of Directors has approved the retention of KPMG LLP to audit our financial statements for the year ending December 31, 2007, and our Board of Directors has asked the stockholders to ratify KPMG LLP as our independent registered public accounting firm. If KPMG LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, our Audit Committee will review its future selection of our independent registered public accounting firm. KPMG LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2007 if it is not ratified by our stockholders at the Annual Meeting. We expect a representative of KPMG LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q. How can I obtain a copy of our annual report on Form 10-K?

A.

WE HAVE FILED OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC. THE ANNUAL REPORT ON FORM 10-K IS ALSO INCLUDED IN THE 2006 ANNUAL REPORT TO STOCKHOLDERS ENCLOSED WITH THIS PROXY STATEMENT. YOU MAY OBTAIN, FREE OF CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND EXHIBITS, BY WRITING TO OUR SECRETARY, BETH F. LEVINE, OR BY E-MAIL AT INFO@KERYX.COM. UPON REQUEST, WE WILL ALSO FURNISH ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC.

CORPORATE GOVERNANCE

Our Board of Directors

Our amended and restated bylaws provide that the Board of Directors shall consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of seven members and will remain at seven members following our Annual Meeting. The following individuals currently serve on our Board of Directors:

Name	Age	Position	Director Since

Michael S. Weiss	41	Chairman of the Board; Chief Executive Officer	2002
Kevin J. Cameron	38	Director	2007
Wyche Fowler, Jr.	66	Director	2006
I. Craig Henderson, M.D	65	Director; President	2004
Malcolm Hoenlein	63	Director	2001
Jack Kaye	63	Director	2006
Eric Rose, M.D.	55	Director	2004

The following biographies set forth the names of our current directors, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, or the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected an officer or director.

Michael S. Weiss, 41, has served as our Chairman and Chief Executive Officer since December 2002. From March 1999 to December 2002, Mr. Weiss served as Chief Executive Officer and Chairman, and later as the Executive Chairman, of ACCESS Oncology, Inc. a private biotechnology company that we acquired in February 2004. Previously Mr. Weiss served as Senior Managing Director of Paramount Capital, Inc., a broker-dealer registered with the National Association of Securities Dealers. Mr. Weiss currently serves as Chairman of the Board of Directors of XTL Biopharmaceuticals Ltd., a position he has held since 2005, and is a director of Sahar Holdings Ltd., a publicly traded company incorporated in Israel. Mr. Weiss received a J.D. from Columbia Law School and a B.A. from the State University of New York at Albany.

Kevin J. Cameron, 38, has served on our Board of Directors since April 2007. Mr. Cameron joins our Board of Directors with more than ten years of corporate governance and strategy experience. In 2003, Mr. Cameron co-founded and currently serves as President of Glass Lewis & Company, a leading independent research firm focused on issues of corporate governance. From 2001 to 2002, Mr. Cameron handled corporate affairs for Moxi Digital, a technology venture focused on digital entertainment. From 1997 to 2001, he was employed by NorthPoint Communications, a publicly-traded broadband telecommunications company. Prior to 1997, Mr. Cameron was an attorney with the corporate law firm of Kellogg, Huber, Hansen, Todd & Evans in Washington D.C. and served as a law clerk to the Hon. James L. Buckley of the United States Court of Appeals for the District of Columbia Circuit. Mr. Cameron earned a law degree from the University of Chicago and an undergraduate degree from McGill University.

Wyche Fowler, Jr., 66, has served on our Board of Directors since November 2006. Senator Fowler served for 16 years in the United States Congress representing the state of Georgia, including service in the United States Senate from 1987 to 1993, where he served as assistant floor leader, helping build a bipartisan consensus for major public policy issues. During his Senate service, Senator Fowler was a member of the Senate Appropriations, Budget, Energy and Agriculture Committees. First elected to the United States House of Representatives in 1977 and serving there until 1987, he was a member of the House Ways and Means and Foreign Affairs Committees, as well as the Select Committee on Intelligence. Following his service as a Senator, Senator Fowler served as the U.S. Ambassador to the Kingdom of Saudi Arabia from 1996 through 2006. Senator Fowler received his B.A. in English from Davidson College, a J.D. from Emory University and honorary degrees from Hofstra University, Davidson College and Morris Brown College. Prior to his election to Congress, he practiced law in Atlanta, Georgia for eight years. He is currently engaged in an international business and law practice and serves as Chairman of the Board of the Middle East Institute, a non-profit research foundation in Washington, D.C.

I. Craig Henderson, M.D., 65, has served on our Board of Directors since March 2004. Dr. Henderson has also served as our President since February 2004, and served as the Chief Executive Officer and President of ACCESS Oncology from 2001 through 2004. Dr. Henderson served as Senior Consultant and Director of Alza Pharmaceuticals from 1999 to 2001. He also served as Chief Executive Officer and Chairman of SEQUUS Pharmaceuticals from 1995 to 1999. Dr. Henderson received his A.B. from Grinnell College and his M.D. from Columbia University’s College of Physicians and Surgeons.

Malcolm Hoenlein, 63, has served on our Board of Directors since January 2001. Mr. Hoenlein currently serves as the Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, a position he has held since 1986. He also serves as a director of Bank Leumi. Mr. Hoenlein received his B.A. from Temple University and his M.A. from the University of Pennsylvania.

Jack Kaye, 63, has served on our Board of Directors since September 2006. Mr. Kaye began his career at Deloitte & Touch, LLP, an international accounting, tax and consulting firm, in 1970, and was a partner in the firm from 1978 until May 2006, when he retired. At Deloitte, Mr. Kaye was responsible for serving a diverse client base of public and private, global and domestic, companies in a variety of industries. Mr. Kaye has extensive experience consulting with clients on accounting and reporting matters, private and public debt financings, SEC rules and regulations and corporate governance/Sarbanes-Oxley issues. In addition, he has served as Deloitte’s Tri-state liaison with the banking and finance community and assisted clients with numerous merger and acquisition transactions. Most recently, Mr. Kaye served as Partner-in-Charge of Deloitte’s Tri-State Core Client practice, a position he held for more than twenty years. Mr. Kaye holds a B.B.A. from Baruch College and is a Certified Public Accountant.

Eric Rose, M.D., 55, has been on our Board of Directors since August 2004. Dr. Rose is on leave as the director of surgical services and Surgeon-in-Chief at Columbia-Presbyterian Medical Center of New York-Presbyterian Hospital, a position he has held since 1994. He currently serves as the chief executive officer and chairman of SIGA Technologies, a publicly traded biotechnology company, and as Executive Vice President for Life Sciences at MacAndrews and Forbes, Inc. From 1982 through 1992, he led the Columbia-Presbyterian heart transplantation program. Dr. Rose holds numerous academic and hospital posts, including Chairman of the Department of Surgery and Morris and Rose Milstein/Johnson & Johnson Professor of Surgery at Columbia University College of Physicians & Surgeons, where he is also the Associate Dean of Translational Research. Dr. Rose is also the co-founder of several biotechnology companies in the cardio-renal area, including Nephros, Inc., a publicly traded company, for which he serves as the lead director, and Trans Tech Pharma, where he serves as Vice Chairman. Dr. Rose received his bachelor’s degree from Columbia College and his medical degree from Columbia University College of Physicians and Surgeons. His postgraduate training was in general surgery and cardiothoracic surgery at the Columbia Presbyterian Medical Center.

The corporate governance standards adopted by the Nasdaq Stock Market, or Nasdaq, require that a majority of the members of our Board of Directors be “independent” as Nasdaq defines that term. Additionally, the Nasdaq rules require our Board of Directors to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board of Directors undertook its annual review of director independence on March 7, 2007. During the review, our Board of Directors considered relationships and transactions during 2007 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and our company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board of Directors determined that Malcolm Hoenlein, Eric Rose, Jack Kaye, and Wyche Fowler, Jr. are independent under the criteria established by Nasdaq and by our Board of Directors. In accordance with the Nasdaq rules, our independent directors met three times during 2006 in sessions in which only the independent directors participated.

During 2006, our Board of Directors held seven meetings, and took a number of actions by unanimous written consent. During 2006, each incumbent director standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. In addition, the directors are expected to attend each annual meeting of stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year, three of our directors attended the 2006 Annual Meeting of Stockholders.

Communicating with the Board of Directors

Our Board of Directors has established a process by which stockholders can send communications to the Board of Directors. You may communicate with the Board of Directors as a group, or to specific directors, by writing to Beth F. Levine, our Secretary, at our offices located at 750 Lexington Avenue, New York, New York 10022. The Secretary will review all such correspondence and regularly forward to the Board of Directors a summary of all correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@keryx.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Audit Committee

The Audit Committee held four meetings during the fiscal year ended December 31, 2006, and took a number of actions by unanimous written consent. The Audit Committee currently consists of Jack Kaye, Malcolm Hoenlein, and Eric Rose. The duties and responsibilities of the Audit Committee are set forth in the Amended and Restated Charter of the Audit Committee adopted by our Board of Directors which was recently reviewed and revised by our Board of Directors. A copy of the Amended and Restated Charter of the Audit Committee is attached hereto as Annex A, and is available on our website, located at www.keryx.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of the independent registered public accounting firm.

The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

Additionally, the SEC requires that at least one member of the Audit Committee have a certain level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board of Directors has determined that Mr. Kaye is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Kaye’s biography on page five for a description of his relevant experience.

The report of the Audit Committee can be found on page 9 of this Proxy Statement.

Compensation Committee

The Compensation Committee held three meetings during the fiscal year ended December 31, 2006. The Compensation Committee currently consists of Wyche Fowler and Malcolm Hoenlein. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee recently adopted by our Board of Directors. A copy of the Charter of the Compensation Committee is attached hereto as Annex B, and is available on our website, located at www.keryx.com. Among other things, the duties and responsibilities of the Compensation Committee include determining the overall compensation of the Chief Executive Officer and our other executive officers, reviewing and discussing with the our management the Compensation Discussion and Analysis included in this proxy statement, and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with the rules of Nasdaq.

The report of the Compensation Committee can be found on page 33 of this Proxy Statement.

Nominating Process

We do not currently have a nominating committee or any other committee serving a similar function. Director nominations are approved by a vote of a majority of our independent directors as required under both SEC and Nasdaq rules and regulations. Although we do not have a written charter in place to select director nominees, our Board of Directors has adopted resolutions regarding the director nomination process. Our policy describing our director nomination process is available on our website, located at www.keryx.com. We believe that the current process in place functions to select director nominees who will be valuable members of our Board of Directors.

Our independent directors identify potential nominees to serve as a director through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. The independent directors may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees.

Our independent directors will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Secretary, Beth F. Levine, at our offices located at 750 Lexington Avenue, New York, New York 10022. Any recommendation must be received not less than 60 calendar days nor more than 90 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of Keryx common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the Proxy Statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the Proxy Statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.

Our independent directors evaluate all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board of Directors: the independence of the director nominee; the nominees’ character and integrity, financial literacy, level of education and business experience; whether the nominee has sufficient time to devote to our Board of Directors; and the nominee’s commitment to represent the long-term interests of our stockholders.

Code of Ethics

We have adopted a Code of Conduct and Ethics, or the Code, that applies to all of our directors and employees, including our Chief Executive Officer and principal financial officer. The Code includes guidelines dealing with the ethical handling of conflicts of interest, compliance with federal and state laws, financial reporting, and our proprietary information. The Code also contains procedures for dealing with and reporting violations of the Code. We have posted our Code of Conduct and Ethics on our website, located at www.keryx.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

KPMG LLP has audited our financial statements since 1996. Our Audit Committee has approved KPMG LLP to remain as our independent registered public accounting firm for the fiscal year ending December 31, 2007, and our Board of Directors has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm. See Proposal Two: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm, beginning on page 40 of this Proxy Statement.

We expect a representative of KPMG LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, are pre-approved by our Audit Committee.

Audit Fees

During the fiscal years ended December 31, 2005 and December 31, 2006, KPMG billed us an aggregate of approximately $364,000 and $485,000, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and our registration statement filings.

Audit-Related Fees

During the fiscal years ended December 31, 2005 and December 31, 2006, KPMG billed us $0 and an aggregate of approximately $13,900, respectively, in fees for audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”

Tax Fees

During the fiscal years ended December 31, 2005 and December 31, 2006, KPMG billed us an aggregate of approximately $64,450 and $47,900, respectively, for professional services rendered for tax compliance, tax advice, and tax planning services. These professional services consisted of general consultation from time to time regarding compliance with and planning for federal, state, local, and international tax matters.

All Other Fees

During the fiscal years ended December 31, 2005 and December 31, 2006, we were not billed by KPMG for any fees for services, other than those described above, rendered to us and our affiliates for those two fiscal years.

Pre-Approval of Services Provided by KPMG

Our Audit Committee has established a policy setting forth the procedures under which services provided by KPMG will be pre-approved by our Audit Committee. The potential services that might be provided by KPMG fall into two categories:

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Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

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Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that KPMG, as our independent registered public accounting firm, may not legally provide, include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of KPMG, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with KPMG that outlines services that we reasonably expect we will need from KPMG, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF AUDIT COMMITTEE

In March 2007, our Audit Committee reviewed its written charter previously adopted by our Board of Directors. Following this review, our Board of Directors adopted an amended and restated charter for our Audit Committee, a copy of which is attached hereto as Annex A. Our Audit Committee plans to review and assess the adequacy of the amended and restated charter on an annual basis.

As discussed more fully in the charter, the Audit Committee’s primary responsibilities fall into three broad categories:

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First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by our management, including discussions with management and our outside independent registered public accounting firm about the preparation of the annual financial statements and key accounting, reporting and disclosure matters;

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Second, the Audit Committee is responsible for monitoring our relationship with our outside independent registered public accounting firm, including controlling the appointment, retention, compensation and evaluation of the independent registered public accounting firm, reviewing the scope of audit and non-audit services and related fees (including any other services being provided to us by the independent registered public accounting firm), and determining whether the outside independent registered public accounting firm is independent; and

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Third, the Audit Committee oversees management’s implementation of effective systems of internal controls, including the review of policies relating to legal and regulatory compliance, ethics, and conflicts of interests, and review of the activities and recommendations of our internal auditing program.

In monitoring the preparation of our financial statements, the Audit Committee met with both management and our outside independent registered public accounting firm to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

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Methods used to account for significant or unusual transactions;

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The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

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Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of KPMG, our independent registered public accounting firm, including the written disclosures made by KPMG to the Audit Committee, as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Independence Standards Board Standard No. 1 requires the independent registered public accounting firm to (i) disclose in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

By the Audit Committee of the Board of Directors

Jack Kaye, Chairperson
Malcolm Hoenlein
Eric Rose

OUR EXECUTIVE OFFICERS

Executive Officers

Our executive officers are as follows:

Name	Age	Position

Michael S. Weiss	41	Chairman and Chief Executive Officer
I. Craig Henderson, M.D	65	President
Beth F. Levine	43	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Ronald C. Renaud, Jr.	38	Senior Vice President, Chief Financial Officer and Treasurer
Mark Stier	46	Vice President and Chief Accounting Officer

No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biographies of Mr. Weiss and Dr. Henderson are presented in connection with “Corporate Governance” beginning on page four of this Proxy Statement.

Beth F. Levine, 43, has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since April 2007. Ms. Levine previously served in various positions in the Legal Division at Pfizer between 1994 and 2007. Most recently, Ms. Levine served as Assistant General Counsel – U.S. Pharmaceuticals, where she was chief counsel responsible for the legal affairs of Pfizer. From 2000 through 2003, Ms. Levine served as Assistant General Counsel – Pfizer Consumer Group, where she was chief counsel responsible for the consumer group’s global legal affairs. Prior to working at Pfizer, Ms. Levine was a litigation associate at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP. Ms. Levine received a J.D. from Fordham Law School and a B.S. from Cornell University.

Ronald C. Renaud, Jr., 38, has served as our Senior Vice President, Chief Financial Officer, Secretary and Treasurer since February 2006. Prior to joining Keryx, Mr. Renaud was a senior research analyst and global sector coordinator for JP Morgan Securities from May 2004 until February 2006, where he was responsible for the biotechnology equity research effort, covering all ranges of capitalized biotechnology companies. From 2001 to May 2004, Mr. Renaud held managing director posts at Schwab SoundView and Bear Stearns, where he covered companies in the biotechnology and life science tool sectors.

Mark Stier, 46, has served as our Vice President and Chief Accounting Officer since March 2007. Prior to joining Keryx, Mr. Stier was vice president and chief information officer for Reliant Pharmaceuticals, Inc. from 2004 to 2006. From 1999 to 2003, he served as president of U.S. Generic Pharmaceuticals, after serving as vice president of finance and chief financial officer of its pharmaceuticals division. From 1990 to 1998, he held positions with Cambrex, a pharmaceutical and specialty chemical company, where for five years he served as divisional chief financial officer and controller. He has also held corporate finance positions with several other companies including Fisher Scientific and Squibb. Mr. Stier received a B.S. in Accounting and an M.B.A. from Fairleigh Dickinson University and is a Certified Management Accountant and Certified Public Accountant.

Employment Agreements

The following is a summary of our employment agreements with our named executive officers:

Michael S. Weiss

We entered into an employment agreement with Michael S. Weiss on December 23, 2002, to serve as our Chairman and Chief Executive Officer. Under the agreement, Mr. Weiss’ initial base salary was $250,000, with annual salary increases to be determined by the Compensation Committee, in their sole discretion. Mr. Weiss is also eligible to receive an annual bonus of up to 100% of his base salary if certain corporate goals and objectives set by the Board of Directors are met to the satisfaction of the Board of Directors.

In order to induce Mr. Weiss to enter into an employment agreement with Keryx, the Compensation Committee granted Mr. Weiss an initial ten-year option to purchase 4,050,000 shares of our common stock at an exercise price of $1.30 per share (which was the closing price of our common stock on the trading day prior to Mr. Weiss’ first day of employment with Keryx). All 4,050,000 of these options have vested as of March 31, 2007 in accordance with Mr. Weiss’ employment agreement.

The Board of Directors may, in its discretion, provide Mr. Weiss with additional annual or special grants of stock options.

In the event of a change of control or a reorganization event, or in the event that we terminate Mr. Weiss’ employment without cause, or as a result of his death or disability, or he terminates his employment for good reason, the options described above that are unexercisable at the time of such event or termination shall be accelerated per the terms of the agreement. Additionally, the Compensation Committee shall have the discretion to accelerate all or a portion of any unvested options at any time. In addition, in the event of a termination of Mr. Weiss’ employment in anticipation of a Change of Control or a Reorganization Event or within 12 months thereafter, provided that Mr. Weiss executes a waiver and release of claims in a form similar to the form attached to his employment agreement, Mr. Weiss shall be entitled to receive a lump sum severance payment promptly upon the expiration of any revocation period contained in such waiver and release (without Mr. Weiss having revoked such waiver and release) equal to the product of (x) one years’ annual gross base salary plus the target bonus for the year in which the termination occurred and (y) 2.

The agreement may be terminated by either party for any reason on 90 days notice. If we terminate Mr. Weiss without cause, or he terminates the agreement for good reason and he signs a waiver and release of any claims against us, he will be entitled to receive a severance payment equal to 12 months of his base salary and a pro-rata payment of the bonus he would have been entitled to had he remained employed by us. In addition, if Mr. Weiss is not re-elected to our Board of Directors at our 2007 Annual Meeting, he will be entitled to terminate this employment agreement for good reason. The agreement also provides that if Mr. Weiss’s employment is terminated because of his death or disability, he or his heirs will be paid his current salary for three months.

I. Craig Henderson, M.D.

We entered into a new employment agreement with Dr. I. Craig Henderson on April 25, 2007, to serve as our President (Dr. Henderson’s previous employment agreement with us, described below, terminated on January 31, 2007). Under the agreement, Dr. Henderson’s initial base salary is $315,000, with annual salary increases to be determined in accordance with our corporate policies (but in no event lower than the Consumer Price Index as announced for the previous calendar year). Dr. Henderson is also eligible to receive an annual bonus equal to up to 50% of his base salary if certain performance objectives set by our Chief Executive Officer are met.

Our Compensation Committee granted him 150,000 shares of restricted stock, which vest as follows: (i) 50,000 immediately, (ii) 50,000 on April 25, 2008, and (iii) 50,000 on April 25, 2009. The grant of 100,000 shares of restricted stock to Dr. Henderson are contingent on the approval of the 2007 Long-Term Incentive Plan by our stockholders at the 2007 Annual Meeting of Stockholders (see “Proposal 4 – Approval of the 2007 Long-Term Incentive Plan” beginning on page 43). Dr. Henderson is entitled to additional stock option grants and restricted stock awards as determined by the Board of Directors from time to time.

Dr. Henderson is also entitled to cash milestone bonuses as follows:

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$1,000,000 upon the approval of a New Drug Application, or NDA, for any of our drugs by the United States Food and Drug Administration, or FDA;

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$1,000,000 upon the approval of a second NDA for any of our drugs by the FDA;

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$250,000 upon commencement of the first pivotal clinical trial under a Special Protocol Assessment, or SPA, for an oncology compound in 2007 (and an additional $50,000 for each additional pivotal clinical trial under the SPA);

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$250,000 upon the completion of the first pivotal clinical trial under an SPA for an oncology compound;

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$250,000 upon commencement of the first pivotal clinical trial under an SPA for a second oncology compound (and an additional $50,000 for each additional pivotal clinical trial under the SPA); and

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$250,000 upon the completion of the first pivotal clinical trial under an SPA for a second oncology compound.

Dr. Henderson’s employment agreement terminates on April 25, 2009, unless either party terminates it at an earlier time. Additionally, the employment agreement will be automatically renewed for one year unless either party provides written notice of non-renewal to the other party at least six months before the expiration date. If Dr. Henderson is terminated without just cause or if Dr. Henderson terminates for good reason, he will receive payments equal to (i) one year of base salary, (ii) any unpaid portion of his bonus, and (iii) any incurred and unpaid expenses. Dr. Henderson’s options and shares of restricted stock will also continue to vest for one year.

If Dr. Henderson’s employment is terminated in anticipation of or within 12 months following a qualified change in control, he will be paid two years of base salary and all of his unvested stock options and shares of restricted stock will be accelerated. Additionally, all of the cash milestone bonuses described above will be paid to Dr. Henderson. The employment agreement also provides that should his employment be terminated as a result of death or disability, Dr. Henderson’s heirs would be paid his base salary through the date of termination.

Under Dr. Henderson’s previous employment agreement, his initial base salary was $250,000, with annual salary increases determined in accordance with our corporate policies. Dr. Henderson was also eligible to receive an annual bonus equal to up to 50% of his base salary if certain performance objectives set by our Chief Executive Officer were met.

In order to induce Dr. Henderson to enter into his original employment agreement with us, our Compensation Committee granted him an initial ten-year option to purchase 1,000,000 shares of our common stock at an exercise price equal to $9.25 (which was the closing price of our common stock on the trading day prior to Dr. Henderson’s first day of employment with Keryx). Under this agreement, 500,000 of these options have vested as of March 31, 2007. The remaining 500,000 options vest on January 31, 2011 provided that Dr. Henderson is employed on such date as our President. The following options will be accelerated upon the occurrence of each of the following events: 166,667 options upon the approval of an NDA for SulonexTM by the FDA; 166,667 options upon the approval of the first NDA by the FDA for a drug candidate acquired by us from ACCESS Oncology, Inc.; and 166,666 options upon annual sales for any or all drug candidates acquired by us from ACCESS Oncology, Inc. exceeding $100 million.

Beth F. Levine

We entered into an employment agreement with Beth F. Levine on April 25, 2007, to serve as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary. Under this agreement, Ms. Levine’s initial base salary is $300,000, with annual salary increases to be determined in accordance with our corporate policies. Ms. Levine is also eligible to receive an annual bonus of up to 50% of her base salary if certain performance objectives set by our Chief Executive Officer are met. For 2007, Mr. Levine will be eligible for the full potential bonus.

In order to induce Ms. Levine to enter into an employment agreement with Keryx, the Compensation Committee granted Ms. Levine an initial ten-year option to purchase 150,000 shares of our common stock at an exercise price equal to $11.02 (which was the closing price of our common stock on the grant date of the options). The options will vest as follows: 37,500 on the one-year anniversary of Ms. Levine’s employment; and 9,375 options every three months after Ms. Levine’s one-year anniversary until the 48th month of employment. Ms. Levine is eligible to receive up to 37,500 additional options on an annual basis. Ms. Levine also received 15,000 shares of restricted stock, which vest as follows: 5,000 shares on the two-year anniversary of Ms. Levine’s employment; 5,000 shares on the three-year anniversary of Ms. Levine’s employment; and 5,000 shares on the four-year anniversary of Ms. Levine’s employment

If Ms. Levine’s employment is terminated without cause or she resigns for good reason in anticipation of or within 12 months following a change of control which values Keryx in excess of $1.5 billion, then Ms. Levine will be entitled to a lump sum payment of one year’s base salary and any earned and unpaid bonus. If Ms. Levine resigns for good reason or if her employment is terminated without cause, or in the event of a change in control, all of her unvested options and shares of restricted stock will become immediately vested. All outstanding options will remain exercisable until the earlier of (i) two years following such termination, and (ii) for the full term of such options.

In the event Ms. Levine’s employment is terminated due to her death or disability, she will receive her base salary for three months following her last day of employment, and all outstanding options will remain exercisable until the earlier of (i) two years following such termination, and (ii) for the full term of such options.

Ronald C. Renaud, Jr.

We entered into an employment agreement with Ronald C. Renaud, Jr. on February 14, 2006, to serve as our Senior Vice President, Chief Financial Officer, and Treasurer. Under this agreement, Mr. Renaud’s initial base salary is $275,000, with annual salary increases to be determined in accordance with our corporate policies. Mr. Renaud is also eligible to receive an annual bonus of up to 50% of his base salary if certain performance objectives set by our Chief Executive Officer are met.

In order to induce Mr. Renaud to enter into an employment agreement with Keryx, the Compensation Committee granted Mr. Renaud an initial ten-year option to purchase 500,000 shares of our common stock at an exercise price equal to $15.30 (which was the closing price of our common stock on the trading day prior to Mr. Renaud’s first day of employment with Keryx). Under his agreement, 166,667 of these options have vested as of March 31, 2007. The remaining 333,333 options vest as follows:

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111,111 options, quarterly through February 14, 2009;

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222,222 options on February 14, 2013, provided that Mr. Renaud is employed on that date as our Senior Vice President, Chief Financial Officer, Treasurer. Of the 222,222 options, the amount of options described below shall be accelerated upon the occurrence of each of the following events:

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111,111 options upon our achieving a total market capitalization of more than $2 billion or obtaining at least $250 million in working capital; and

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111,111 options upon our achieving a total market capitalization of more than $3 billion or obtaining at least $350 million in working capital.

Mr. Renaud also received 100,000 shares of restricted stock, of which 50,000 vest over the first three years of his employment and the remaining 50,000 vest if the Company undergoes a change in control in which the Company is valued at $1.5 billion.

In the event of a change of control, or in the event that we terminate Mr. Renaud’s employment without cause, or he terminates his employment for good reason, the time-vesting options described above that are unexercisable at the time of such event or termination shall be accelerated per the terms of his agreement.

The agreement may be terminated by either party for any reason on 90 days’ written notice. If Mr. Renaud’s employment is terminated in anticipation of or within 12 months following a qualified change in control, he will be paid (i) two years of base salary, (ii) any earned and unpaid bonus, and (iii) any incurred and unpaid expenses. In addition, all of his unvested stock options and restricted stock will be accelerated. The employment agreement also provides that should his employment be terminated as a result of death or disability, Mr. Renaud (or his heirs in the case of death) will be paid his base salary for three months following his last day of employment.

Mark Stier

We entered into an employment agreement with Mark Stier on March 23, 2007, to serve as our Vice President and Chief Accounting Officer. Under this agreement, Mr. Stier’s initial base salary is $275,000, with annual salary increases to be determined in accordance with our corporate policies. Mr. Stier is also eligible to receive an annual bonus of up to 50% of his base salary if certain performance objectives set by our Chief Executive Officer and Chief Financial Officer are met. For 2007, Mr. Stier will be eligible for the full potential bonus.

In order to induce Mr. Stier to enter into an employment agreement with Keryx, the Compensation Committee granted Mr. Stier an initial ten-year option to purchase 100,000 shares of our common stock at an exercise price equal to $11.11 (which was the closing price of our common stock on the grant date of the options). The options will vest as follows: 25,000 on the one-year anniversary of Mr. Stier’s employment; and 6,250 options every three months after Mr. Stier’s one-year anniversary until the 48th month of employment. Mr. Stier is eligible to receive up to 25,000 additional options on an annual basis.

Mr. Stier’s employment will continue until terminated by either party. Either party may terminate Mr. Stier’s employment at any time upon 90 days’ notice, provided however, that if such termination occurs without cause or for good reason during the first 12 months of employment, Mr. Stier will receive his full salary and benefits (excluding bonus) until the first anniversary of his employment.

If Mr. Stier’s employment is terminated in the event of a change in control, all of Mr. Stier’s outstanding unvested options will become immediately vested, and all outstanding options will remain exercisable until the earlier of (i) two years following such termination, and (ii) for the full term of such options. If the change in control places a value in excess of $1.5 billion on Keryx, Mr. Stier will also be entitled to a payment equal to one year of his base salary.

COMPENSATION DISCUSSION AND ANALYSIS

In the paragraphs that follow, we will give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our executive officers, and the material factors that we considered in making those decisions. Later in this Proxy Statement under the heading “Executive Compensation” you will find a series of tables containing specific information about the compensation earned or paid in 2006 to the following individuals, whom we refer to as our named executive officers, or NEO’s:

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Michael S. Weiss, Chairman and Chief Executive Officer;

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Ronald C. Renaud, Jr., Senior Vice President and Chief Financial Officer;

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Craig Henderson, MD, President; and

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Ron Bentsur, former Vice President, Finance & Investor Relations.

Compensation Philosophy and Objectives

Our compensation programs are designed to motivate our employees to work toward achievement of our corporate mission to create long-term sustained stockholder value by acquiring, developing and commercializing medically important and novel products for the treatment of life-threatening diseases, including diabetes and cancer. At Keryx, we believe that employees who share our mission, vision and values are critical to our success. Attaining our key business and strategic goals depends on attracting, retaining and motivating quality employees in an exceptionally competitive environment. Our industry is highly scientific, regulated, scrutinized and dynamic, and as a result, Keryx requires employees that are highly educated, dedicated and experienced.

The driving philosophy and objectives behind our executive compensation programs are:

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to attract and retain outstanding employees;

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to motivate our employees to achieve our business and strategic goals, both operational and financial;

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to reflect our “pay-for-performance” culture; and

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to compete successfully with peer and other companies in our industry for key talent.

In hiring NEO’s, we typically pay what is required to attract these individuals to join the company. In so doing, we seek to provide a total compensation package that implements our philosophy and objectives through the three key components of our compensation program—base salaries, cash incentive awards and long-term equity incentive awards, which we determine both individually and in the context of total compensation. We have designed our compensation package to reward both superior company and individual performance. We seek to reward employees for the achievement of short-term and long-term goals. This is critical to our long-term vitality and in line with the Company’s long-term investments in drug development and innovation that are not expected to have near-term results.

Across compensation elements we review information from a group of peer companies to evaluate whether our NEO’s compensation is competitive with that of NEO’s in similar positions at these peer companies and to achieve a balance of incentives to help achieve our performance objectives. We seek to set and maintain base salaries based on updated peer group data at between the median and the bottom 25th percentile of the peer group.

Through annual cash incentive awards and equity-based long-term incentive awards, we tie a substantial portion of total compensation to company and individual performance. Based on the achievement of pre-specified and agreed upon goals and objectives that are important to our long-term objectives, cash incentive pay should be awarded that will take executive pay up to between the 75th percentile and the highest of the peer group. Thus, the net effect is a lower than industry average base salary, but if performance is superior and goals are achieved, then Keryx executive officers could be at the top percentile of the peer group in terms of total cash compensation. If performance is weak and goals are not achieved then total compensation will reflect that as well. We believe this approach is consistent with our “pay-for-performance” philosophy.

Initial, annual and special incentive equity grants are utilized to ensure commitment to our long-term objectives and the goal of creating long-term sustainable stockholder value. We believe that initial stock option grants for executive officers should be on the high-end relative to the peer group and that annual grants should be up to 25% of the initial grant subject to the achievement of the same corporate G&Os that establish annual cash incentive pay. The goal of this policy is to better align NEO’s interests with those of stockholders by giving them a substantial stake in our success.

Except as indicated below, in assessing compensation paid for 2005 and 2006 and setting base salary for 2006 and 2007, the peer group of biotechnology companies for the Chief Executive Officer, consisted of:

2005 Peer Group	2006 Peer Group

Adolor

Allos Therapeutics

Ariad

Cell Therapeutics

CollaGenex

Connetics

CuraGen

Cypress Bioscience

Cytokinetics

Dendreon

Discovery Labs

Encysive

Geron

Idenix

InterMune

Introgen

Kosan

MannKind

Marshall Edwards

Momenta

NeoPharm

NitroMed

NPS Pharmaceuticals

Onyx

Progenics

Rigel

Telik

Albany Molecular Research

Alexion Pharmaceuticals

Alnylam Pharmaceuticals

Arena Pharmaceuticals

Ariad Pharmaceuticals

AtheroGenics

BioCryst Pharmaceuticals

Biomarin Pharmaceuticals

Bruker BioSciences

CardioVascular BioTherap

Cepheid

Connetics

CoTherix

deCODE Genetics

Dendreon

Digene Corp.

Discovery Laboratories

Durect

Encysive Pharmaceuticals

Enzo Biochem

Exelixis

Geron

Illumina

Immune Response

Incyte

Intermune

ISIS Pharmaceuticals

LifeCell

Ligand Pharmaceutical

MannKind

Martek Biosciences

Momenta Pharmaceuticals

Myriad Genetics

Nastech Pharmaceutical

NitroMed

Northfield Laboratories

NPS Pharmaceuticals

Nuvelo

Orasure Technologies

Pharmion

Progenics Pharmaceutical

Regeneron Pharmaceutical

Renovis

Salix Pharmaceuticals

Senomyx

Serologicals

Tanox

Telik

Threshold Pharmaceuticals

Xenoport

Data for the 2005 peer group was determined by utilizing the same peer group established by Towers Perrin, a compensation and benefits consulting group that we engaged in the fourth quarter of 2005 to do a comparative analysis of our Board members’ compensation versus a peer group. At the time, we suggested companies that we believed were in our peer group. Towers Perrin ultimately determined the peer group to use for their analysis and we adopted their peer group for our own internal analysis of executive compensation at the end of 2005.

Data for the 2006 peer group was extracted from the BioWorld™ Executive Compensation Report 2007, which has 2005 compensation figures for 269 publicly traded biotechnology companies, nearly 90% of the companies that make up the BioWorld Biotechnology Stock Tracker. In choosing the 2006 peer group, all companies included in the BioWorld report with a market capitalization of between $300 million and $900 million as of year-end 2005 were included in the analysis. At the time of the Compensation Committee review, our market capitalization was approximately $600 million. Specific benchmarking elements included base salaries, actual bonuses paid and total cash compensation. The Compensation Committee reviewed the compensation paid by our peer companies. In addition, a full copy of the BioWorld report was made available for the Compensation Committee to review.

Elements of Compensation

Our executive compensation program consists of the following components: base salary, cash performance awards and long-term equity awards. In addition, we provide severance and limited benefits and perquisites. No specific formula is used in regard to the allocation of the various elements within our executive compensation program.

In order to maximize the incentive effect of our compensation program, we have structured our performance-based compensation to involve a mix of value opportunities and performance measures; i.e., a portion of the value is formulaic based on actual performance against pre-set goals and objectives (annual non-equity incentive pay and annual stock option grants); a portion of the value is tied to increases in our stock price in alignment with our stockholders (stock options and restricted stock); and a portion of the value is discretionary based on the Compensation Committee’s assessment of both company performance and individual executive’s contribution to such performance (annual cash bonuses).

Base Salary

We offer base salaries, which represent a fixed portion of compensation and vary by position. Base salaries of NEO’s are currently at or near the median for our peer group, except with respect to our Chairman and Chief Executive Officer. When our Chairman and Chief Executive Officer initially joined us in December 2002, his salary was set at one of the lowest in the industry in exchange for well above average long-term equity and non-equity incentive awards, which we believe was consistent with the “turnaround” nature of the original engagement. Through the three years of his contract, our Chairman and Chief Executive Officer maintained one of the lowest base salaries in the biotechnology industry and for 2005 was the lowest in the 2005 peer group. In connection with the third anniversary of Mr. Weiss’ employment contract at the end of 2005, the Compensation Committee voted to increase Mr. Weiss’ salary to the median for the 2005 peer group. Mr. Weiss declined that salary increase, which would have been up to approximately $425,000 per year from $286,000 but accepted an increase for 2006 to just below the 25th percentile, or $375,000 per year. In addition, for 2006, our Vice President, Finance & Investor Relations received a base salary that was between the 25th percentile and median of the peer analysis, and our President received a base salary that was between the salaries of the Chief Executive Officer and Vice President, Finance & Investor Relations.

Our Chairman and Chief Executive Officer recommends annual increases, if any, for the other NEO’s based on each executive’s individual performance during the prior year and overall trends in the marketplace. These recommendations are reviewed, modified if deemed appropriate, and then adopted by the Compensation Committee. We have a company-wide salary increase program that typically offers up to 4% annual salary increases based on individual performance. This does not include salary increases that may be necessitated by promotions or due to competitive threats for such individuals. Our NEO’s are subject to the same salary increase program.

Base salaries for senior executives are set in the first quarter of each year and apply for the entire calendar year (retroactive to the beginning of such calendar year), except in special circumstances, such as when an executive is promoted or receives an increase in responsibilities during that year.

In February 2007, the Compensation Committee recommended, and the Board granted, base salary increases for 2006 of 4% for each of our NEO’s other than our President, who received a base salary increase of 5% in connection with the anticipated signing of a new employment agreement to replace his expiring employment agreement. The Compensation Committee based these determinations on its review of the analyses described above and the competitiveness of the salary compared to the 2006 peer group of companies described above.

In making these determinations, the Compensation Committee considered a number of factors, including the 2006 peer group analysis and individual performance. Corporate performance is not a direct factor in the design and administration of our base salary programs except insofar as we use the 2006 peer group to assess the reasonableness of base salary levels. The base salaries for each of our NEO’s were at or near the 50th percentile of base salaries for their respective positions in companies in the peer group, except Mr. Weiss, our Chairman and Chief Executive Officer, who was at the 25th percentile of base salaries for chief executive officers in the peer group.

Cash Incentive Awards

The objective of our annual cash incentive award program is to reward achievement of our pre-specified corporate goals and objectives for a given year. Accordingly, our annual cash incentive awards are expressly linked to successful achievement of pre-specified annual corporate performance goals and objectives. Among all compensation to NEO’s, annual cash incentive pay provides the most direct link between compensation levels and annual corporate performance. As described above, our philosophy is to keep base salaries between the 25th to 50th percentile and utilize our annual cash incentive awards program to reward our senior executives in years in which our performance meets or exceeds our targeted corporate goals and objectives to raise their level of cash compensation to between the top quartile and the highest of the peer group.

Our annual cash incentive pay program for our NEO’s is the same program as utilized with our other senior executives. The Compensation Committee determines the annual cash incentive awards payable to our NEO’s, which are paid following completion of the fiscal year, typically in March of the year following the year in which such compensation is designed to reward. Our annual cash incentive awards are reported in the “Summary Compensation Table” as non-equity incentive plan compensation.

To further support our “pay for performance” philosophy, in addition to annual cash incentive pay, we offer milestone-based cash incentive pay, which we believe adds an additional level of focus on long-term goals and objectives for our NEO’s. These milestone-based cash incentive payments set long-term goals and objectives (versus annual) as the basis for earning cash incentive payments. For example, in connection with Mr. Weiss’ employment agreement, Mr. Weiss was offered two one-time cash incentive payments upon the achievement of target market capitalization or working capital goals that were from approximately 500% to 4,000% greater then the levels that existed at the time Mr. Weiss joined the Company. These were designed to focus Mr. Weiss on multi-year goals and objectives and the creation of sustainable long-term stockholder value. Mr. Weiss earned and was paid the first milestone-based cash incentive payment of $1 million in 2004 and earned and was paid the second and final milestone-based cash incentive payment of $2 million in 2006. To achieve the first milestone-based incentive payment in 2004, the market capitalization exceeded $500 million and to achieve the second milestone-based incentive payment in 2006, working capital exceeded $150 million. During Mr. Weiss’ tenure, the price of our common stock has risen from $1.30 to $10.58 as of April 27, 2007 (an increase of over 700%) and working capital has gone from approximately $25 million to approximately $100 million (a 4-fold increase). Similarly, in connection with Dr. Henderson’s new contract, we have established a series of milestone-based payments associated with long-term product development goals.

Overall Cash Incentive Pay Pool Funding: The total amount of our annual cash incentive pay pool for any given year is the sum of each individual’s salary multiplied by the percentage of salary which that individual is eligible to receive based on performance. For most employees, a component of their cash incentive percentage will be based on corporate performance and a component based on individual performance. At the lowest level, employees will only have an individual component. At the NEO level, for purposes of the determination of the annual cash incentive, it is based solely on corporate performance.

Currently, the NEO’s are eligible to earn an annual cash incentive equal to:

•

Chief Executive Officer – 100% of Base Salary

•

President – 50% of Base Salary

•

Chief Financial Officer – 50% of Base Salary

Performance pay is composed of two parts — Annual Cash Incentive Program (ACIP) pool and an incremental bonus pool. The ACIP pool is linked to performance of specific annual corporate goals and objectives. The incremental bonus pool is reserved for outstanding individual achievement. For example, in 2006, Dr. Henderson received a special bonus in the amount of $75,000, and Mr. Renaud received a special bonus equal to $150,000. The Compensation Committee approved these special bonuses in recognition of the executive’s contributions to the Company’s highly successful registered direct offering of common stock during fiscal year 2006.

Corporate performance goals: Each year, management delivers to the Board of Directors a set of goals and objectives for that year, which management believes are essential to the achievement of the Company’s mission and long-term goals and objectives. The Board of Directors reviews and discusses the corporate goals and objectives. At each meeting during the year, the progress towards the achievement of the pre-set goals and objectives are reviewed by the Board of Directors. Commencing in 2007, the Compensation Committee approves the goals and objectives established by our management. Our performance on these goals determines the amount of funds available in the ACIP pool and the amount of the pool that will be paid to eligible employees, including NEO’s. At the end of each year, both the Compensation Committee and the Board, together with management, review the Company’s performance versus the plan and also consider additional factors, such as unanticipated events.

For fiscal year 2006, the corporate performance goals and objectives linked to the ACIP pool were in the following categories (weighting as indicated below):

•

Clinical goals related to Sulonex (weighted 55%)

•

Clinical goals related to KRX-0401 (weighted 25%)

•

Supply and manufacturing goals related to Sulonex (weighted 30%)

•

Corporate/financial goals, including managing operational budgets within specified targets and capital raising (weighted 15%)

Depending on the year and the number of reach goals that are designated, the corporate performance goal weightings to establish the potential ACIP pool can range from 100% to 150%. The total maximum potential weightings available for 2006 was 125%. The actual annual cash incentive paid to the NEOs for fiscal year 2006 was based on the extent to which actual performance met, exceeded, or fell short of the corporate goals. In 2006, it was determined by the Compensation Committee and the Board of Directors that 78% of the corporate goals and objectives were achieved. The dollar value of an NEOs’ annual cash incentive is then determined by multiplying his maximum eligible annual cash incentive amount by the percentage of corporate goals met. For example, Mr. Weiss’ 2006 annual cash incentive payment was calculated as follows: eligible annual cash incentive (100%) x 2006 base salary ($375,000) x goals and objectives achievement (78%) = annual cash incentive of $292,000). The Compensation Committee retains the discretion to reduce or eliminate the payment that otherwise might be payable to any individual based on actual individual performance. The Compensation Committee may also grant an incremental additional bonus based on outstanding individual performance. The actual annual cash incentive awards and bonuses earned by our NEO’s in fiscal year 2006 are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 23.

Company Performance Factors. The key drivers of the achievement of the 78% of the goals and objectives for 2006 were:

•

near completion of recruitment of all the patients required for the Sulonex Phase 3 clinical trial;

•

substantial progress in scaling-up the manufacturing process to commercial scale for Sulonex;

•

enrollment and data from a number of KRX-0401 clinical trials; and

•

capital raise of $82.7 million at $18.40 per share.

Long-term equity incentive awards

Newly hired executives are offered initial long-term equity incentive awards, in particular, stock option awards, which are intended to align the interests of our NEO’s with those of our stockholders and to motivate our NEO’s with respect to our long term performance and assist with the retention of our executive officers. Our long-term equity incentive program represents a large portion of the total annual compensation paid to our executives because we believe that equity-based compensation is the most effective manner in which to encourage our leaders to deliver sustained long-term stockholder value.

Consistent with our “pay for performance” philosophy, we aim to offer a long-term incentive opportunity to our named executive officers that, if we achieve or exceed our pre-set corporate goals and objectives, conveys top-tier value (meeting or exceeding the 75th percentile) when compared with our peer companies. To further support that goal, in addition to time-based vesting of our long-term equity incentive awards, we offer milestone-based acceleration of vesting of such equity incentives, which we believe adds an additional level of focus for our NEO on the achievement of long-term goals and objectives. The milestone-based acceleration of vesting for long-term equity incentive awards sets long-term goals and objectives (versus annual) as the basis for vesting of such equity incentive awards.

For example, in connection with Mr. Weiss’ employment agreement, only 33% of Mr. Weiss’ stock options granted at that time were solely time-based options, whereas the remainder were eligible for accelerated vesting only upon the achievement of market capitalization or working capital goals. These were designed to focus Mr. Weiss on multi-year goals and objectives and the creation of sustainable long-term shareholder value. All of Mr. Weiss’ milestone-based options have vested based on the same milestone and performance measures described above under “Annual Cash Incentive Pay.”

Similarly, only approximately 17% and 36% of the long-term equity incentives offered to Dr. Henderson and Mr. Renaud, respectively, upon their initial employment were solely time-based with the remainder being eligible for accelerated vesting upon achievement of certain milestones. We offered similar milestone-based options to other senior executives and key employees to ensure focus long-term major milestones for the company.

Our long-term equity incentive awards for our NEOs consist primarily of stock option awards. As a reflection of our performance-based compensation philosophy, we do not grant time-vesting restricted stock awards to our NEOs, except under limited circumstances such as upon initial employment or for critical executive retention. In 2006, in connection with his joining the Company, we granted 100,000 restricted shares to our Senior Vice President and Chief Financial Officer, of which half were time-vesting and the remainder were event-vesting.

Eligible Persons: All regular, full-time employees, including our NEO’s are eligible to receive stock options under the Keryx Biopharmaceuticals, Inc. 2004 Long-Term Incentive Plan and the 2000 Stock Option Plan. Currently, we do not have equity ownership guidelines for our NEO’s. Such guidelines are designed to encourage significant ownership of stock in Keryx by senior executives and, by virtue of that ownership, align the personal interests of senior executives with those of our stockholders. Since our Chief Executive Officer owns, or has the right to acquire, approximately 10% of the Company and our other NEO’s are significant equity owners as well, we have never instituted such a program since we believe that the current high level of ownership of our NEO’s aligns their interest with those of our stockholders.

Timing of Grants and Exercise Price: Annual grants are awarded in the fourth quarter each year to NEO’s and other designated employees at a year-end meeting of the Compensation Committee or the Board of Directors. For new hires, special recognition or promotion-related grants, the Compensation Committee or the Board of Directors approves such grants at the next meeting of the Compensation Committee or the Board immediately following the date of hiring, promotion or special recognition. No authority to grant stock options is delegated to management. The exercise price of all employee stock options is to be equal to the closing price of our common stock, as reported by The Nasdaq Stock Market, on the date of grant by the Compensation Committee or Board of Directors.

We do not have a program, plan or practice of timing option grants to our executives in coordination with the release of material non-public information. Since all of our equity awards are granted by our Compensation Committee or our Board of Directors, before approving any grant of equity, including the year-end annual grant, the Compensation Committee or the Board of Directors views it as part of its responsibility to take into account all facts and circumstances so as to ensure that the grant is consistent with our compensation philosophy and objectives.

Option Pool: The total option pool available for annual grants in any given calendar year is calculated as the sum of each eligible employee’s initial stock option grant multiplied by 25%. We are mindful of Institutional Shareholder Services’ (ISS) burn rate policy (burn rate is the percentage of shares made available each year in options or other grants) and strive to keep the three-year average annual burn rate less than or equal to one standard deviation from the mean of the Pharmaceuticals and Biotechnology 2007 group peers in the Russell 3000 index as updated from time to time by ISS.

Individual Grants: Like other employees, NEO’s are eligible to receive up to 25% of their initial time-based options on an annual basis based on the same pre-set corporate goals and objectives that are used to assess the award of annual cash incentives. For fiscal year 2006, the final grant amount was determined by multiplying the maximum grant amount by the percentage of goals and objectives achieved by the Company (78%, as discussed above).

In addition, in connection with the 2006 annual grant, once the calculation of the individual grant for each NEO was determined, to ensure reasonableness of the proposed grant, the Compensation Committee considered the percentage of our common stock that the equity award made to the NEO represented as compared to a subset of the 2006 peer group (approximately 54% of the 2006 peer group for which information was readily attainable). Additionally, in connection with the 2006 award, the Compensation Committee, at the suggestion of Mr. Weiss, granted Mr. Weiss significantly less options as calculated under the formula in order to preserve options under the current option plan for new hires, special recognition or promotion related grants during 2007, prior to stockholder approval of a new long-term equity incentive plan. The number of options that were “earned” under the calculation was 263,250, but Mr. Weiss was only granted 100,000. The Compensation Committee plans to re-visit and re-evaluate whether to grant Mr. Weiss additional options for 2006 only after a new long-term equity incentive plan has been approved. In addition, at the beginning of 2006, in connection with the third anniversary of his employment, and coincident with the full vesting of all time-based vesting options originally granted to him, Mr. Weiss was granted 1,500,000 options. For compensation year 2005, Mr. Weiss did not receive any other stock option grant. For more information regarding these long-term incentives granted to our named executive officers in 2006, please see the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End” tables and the related footnotes.

New hire stock option awards are based on a range for employees of certain levels and are reviewed periodically based on internal practice and competitive market information. Generally, stock options granted to employees have a maximum term of 10 years, and vest over a four-year period from the date of grant: 25% vest at the end of one year, and 75% vest quarterly in equal increments over the remaining three years, with opportunities for accelerated vesting based on a change in control. We may grant options with different vesting terms from time to time. We believe that a vesting schedule comprised of a time-vesting element allows us to provide financial incentives for management and retain such executive officers. Unless an employee’s termination of service is due to disability or death, upon termination of service, any unexercised vested options will be forfeited at the end of three months or the expiration of the option, whichever is earlier.

Perquisites and Other Executive Benefits

Generally, we do not offer our NEO’s any perquisites or other executive benefits, other than for the payment of premiums for Mr. Weiss’ life insurance and disability insurance, up to $10,000 per year. We agreed to make these payments in connection with Mr. Weiss’ employment agreement and we believe that the payment of these premiums is reasonable and customary for chief executive officers.

Severance Benefits

We have employment agreements with each of our NEO’s which provide, among other things, benefits upon certain terminations of employment. We believe agreements of this type can be important components of our effort to recruit and retain senior executives, particularly for companies at our stage of development and in our relatively high-risk industry. For more information on our employment agreements, see the “Potential Payments upon Termination or Change-in-Control” section beginning on page 27 of this Proxy Statement.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts or types of compensation for our executive officers. Section 162(m) of the Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for some forms of compensation over $1 million paid to executive officers unless certain conditions are met. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. We intend to use our best efforts to structure future compensation so that executive compensation paid by the Company is fully deductible in accordance with Section 162(m) of the Code. However, the Compensation Committee reserves the right to approve compensation that may prove not to be deductible when it believes such payments are appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and the performance of our employees.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the cash and other compensation that we paid to our NEO’s or that was otherwise earned by our NEO’s, for their services in all capacities during 2006. For a description of the individual amounts indicated below, please see our Compensation Discussion and Analysis on pages 18-19 of this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Michael S. Weiss Chairman and Chief Executive Officer	2006	375,000	—	—	6,100,980	2,292,500	4,824	8,773,304
Ronald C. Renaud, Jr. Senior Vice President and Chief Financial Officer(5)	2006	241,228	150,000	191,250	892,652	107,250	—	1,582,380
I. Craig Henderson President	2006	300,000	75,000	—	1,571,326	117,000	—	2,063,326
Ron Bentsur Former Vice President of Finance and Investor Relations(6)	2006	7,367	—	—	1,664,760	—	—	1,672,127

——————

(1)

Reflects the value of the special bonus for fiscal year 2006 paid to Mr. Renaud and to Dr. Henderson.

(2)

Reflects the amount recognized by the Company in 2006 for financial accounting purposes relating to stock and option awards, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (which we refer to as FAS 123R). The assumptions used in determining these amounts are set forth in the Note 7 to our consolidated financial statements, which are included in our Annual Report on Form 10-K, filed with SEC.

(3)

For Mr. Weiss, this amount also includes the milestone-based cash incentive payment earned in fiscal year 2006.

(4)

Reflects the dollar value of payments of life and disability insurance premiums for Mr. Weiss.

(5)

Mr. Renaud began employment as our Senior Vice President and Chief Financial Officer on February 14, 2006.

(6)

Effective February 14, 2006, Mr. Bentsur resigned from his position as Vice President, Finance and Investor Relations, Secretary and Treasurer of Keryx. He ended his employment with us on March 31, 2006, and continues to provide services to Keryx as a consultant. For a description of this arrangement, please see page 36.

Grants of Plan-Based Awards

The following table below sets forth the individual grants of awards made to each of our NEO’s during 2006. For a description of the individual amounts indicated below, please see our Compensation Discussion and Analysis beginning on page 16 of this Proxy Statement.

Grants of Plan-Based Awards

Name	Grant Date		Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Awards ($)(2)
				Threshold ($)	Target ($)	Maximum ($)

Mr. Weiss	01/02/06	(3)	12/27/05	—	—	—	—	1,500,000	14.64	11,923,200
	12/31/06	(4)	12/31/06	—	—	—	—	100,000	13.30	770,780
	—		—	—	375,000	—	—	—	—	—
Mr. Renaud	02/14/06	(5)	02/14/06	—	—	—	100,000	—	—	1,530,000
	02/14/06	(6)	02/14/06	—	—	—	—	500,000	15.30	3,454,995
	12/31/06	(4)	02/14/06	—	—	—	—	50,000	13.30	385,390
	—		—	—	137,500	—	—	—	—	—
Dr. Henderson	01/2/06	(7)	12/27/05	—	—	—	—	62,500	14.64	560,744
	12/31/06	(4)	12/31/06	—	—	—	—	60,000	13.30	462,468
	—		—	—	150,000	—	—	—	—	—
Mr. Bentsur	01/2/06	(8)	12/27/05	—	—	—	—	50,000	14.64	331,280
	12/31/06	(4)	12/31/06	—	—	—	—	7,500	13.30	57,809
	—		—	—	67,500	—	—	—	—	—

——————

(1)

Represents target payout values for 2006 cash performance awards. Pursuant to his employment agreement, each NEO was eligible to receive a target cash bonus reflected as a percentage of base salary, as follows: Mr. Weiss, 100%; Dr. Henderson, 50%; and Mr. Renaud, 50%. In each case, the actual amount earned by each NEO in 2006 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table on page 23 of this Proxy Statement.

(2)

Represents the grant-date fair value of each award, determined pursuant to FAS 123R. The assumptions used in determining the grant date fair values of the stock options are set forth in the Note 7 to our consolidated financial statements for 2006, which are included in our Annual Report on Form 10-K for the fiscal year 2006, filed with the SEC.

(3)

Award of 824,000 time-vesting stock options under the 2000 Stock Option Plan and 676,000 time-vesting stock options under the 2004 Long-Term Incentive Plan. The Compensation Committee approved these stock option awards on December 27, 2005, to be granted on January 2, 2006. The grant date, January 2, 2006, was a holiday and, as such, there was no reported sales price on such date. Therefore, the exercise price is the closing sales price on the immediately preceding date on which sales were reported (December 30, 2005).

(4)

Award of time-vesting stock options under the 2004 Long-Term Incentive Plan. The Compensation Committee approved and granted these stock option awards on December 31, 2006. The grant date, December 31, 2006, was a holiday and, as such, there was no reported sales price on such date. Therefore, the exercise price is the closing sales price on the immediately preceding date on which sales were reported (December 29, 2006). Mr. Bentsur’s award was for his work as a consultant to the Company.

(5)

Award under the 2004 Long-Term Incentive Plan of 50,000 time-vesting restricted shares and 50,000 shares of restricted stock which vest if we undergo a change in control in which the Company is valued at $1.5 billion. The Compensation Committee approved and granted this restricted stock award on February 14, 2006.

(6)

Award of time-vesting stock options under the 2006 CFO Incentive Plan. The Compensation Committee approved and granted these stock option awards on February 14, 2006.

(7)

Award of time-vesting stock options under the 2004 Long-Term Incentive Plan. The Compensation Committee approved these stock option awards on December 27, 2005, to be granted on January 2, 2006.

(8)

Award of time-vesting stock options under the 2004 Long-Term Incentive Plan. The Compensation Committee approved these stock option awards on December 27, 2005, to be granted on January 2, 2006.

For a description of the vesting schedules of the equity awards, please see the table below. For a description of our executive officers’ employment agreements please see page 11 of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning equity awards that are outstanding as of December 31, 2006 for each of our NEO’s. For a description of the individual amounts indicated below, please see our Compensation Discussion and Analysis beginning on page 16 of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mr. Weiss	3,600,000	(1)	—		—	1.30	12/23/12	—		—		—	—
	218,750	(2)	281,250	(2)	—	11.22	01/03/15	—		—		—	—
	—		1,500,000	(3)	—	14.64	01/02/16	—		—		—	—
	—		100,000	(4)	—	13.30	12/31/16	—		—		—	—
Mr. Renaud	111,111	(5)	388,889	(5)	—	15.30	02/14/16	—		—		—	—
	—		—		—	—	—	100,000	(19)	1,330,000	(20)	—	—
	—		50,000	(6)	—	13.30	12/31/16	—		—		—	—
Dr. Henderson	486,111	(7)	513,889	(7)	—	9.25	02/05/14	—		—		—	—
	27,344	(8)	35,156	(8)	—	11.22	01/03/15	—		—		—	—
	—		62,500	(9)	—	14.64	01/02/16	—		—		—	—
	—		60,000	(10)	—	13.30	12/31/16	—		—		—	—
Mr. Bentsur	42,000	(11)	—		—	12.61	09/18/10	—		—		—	—
	14,004	(12)	—		—	5.31	11/11/11	—		—		—	—
	30,000	(13)	—		—	1.35	09/16/12	—		—		—	—
	135,000	(14)	—		—	1.10	05/01/13	—		—		—	—
	27,500	(15)	12,500	(15)	—	4.59	01/02/14	—		—		—	—
	10,938	(16)	14,062	(16)	—	11.22	01/03/15	—		—		—	—
	—		50,000	(17)	—	14.64	01/02/16	—		—		—	—
	—		7,500	(18)	—	13.30	12/31/16	—		—		—	—

——————

(1)

Stock options awarded to the executive on December 23, 2002. 347,343 options were granted under the 1999 Stock Option Plan, 1,700,000 options were granted under the 2000 Stock Option Plan and 2,002,657 options were granted under the 2002 CEO Incentive Stock Option Plan. The stock options vested as follows: 450,000 on December 23, 2003, eight equal installments on a quarterly basis thereafter of 112,500, and two equal installments of 1,350,000 during the 1st quarter of 2004 and the first quarter of 2006 due to the achievement of certain financial milestones as defined in Mr. Weiss’ employment agreement.

(2)

Stock options awarded to the executive on January 3, 2005, under the 2004 Long-Term Incentive Plan. The stock options vested as to one-quarter of the options on January 3, 2006 and the remaining options vest in equal installments on a quarterly basis through January 3, 2009.

(3)

Stock options awarded to the executive on January 2, 2006. 824,000 options were issued under the 2000 Stock Option Plan and 676,000 options were issued under the 2004 Long-Term Incentive Plan. The stock options vest as to one-third of the options on January 2, 2007 and the remaining options vest in equal installments on a quarterly basis through January 2, 2009.

(4)

Stock options awarded to the executive on December 31, 2006, under the 2004 Long-Term Incentive Plan. The stock options vest as to one-quarter of the options on December 31, 2007 and the remaining options vest in equal installments on a quarterly basis through December 31, 2010.

(5)

Stock options awarded to the executive on February 14, 2006, under the 2006 CFO Incentive Plan. The stock options vest as to 55,556 options on February 14, 2007, and as to 13,889 options every three months after February 14, 2007 until February 14, 2009 when 13,888 vests. The vesting dates of 111,111 options were accelerated due to the achievement of a milestone as defined in Mr. Renaud’s employment agreement. The remaining 222,222 options vest on February 14, 2013, provided, however, that the vesting as to these options may be accelerated as follows: (i) 111,111 options will vest upon the earlier occurrence of the Company achieving a market capitalization on a fully diluted basis of more than $2 billion, or working capital of at least $250 million; and (ii) 111,111 options will vest upon the earlier occurrence of the Company achieving a market capitalization on a fully diluted basis of more than $3 billion, or working capital of at least $350 million.

(6)

Stock options awarded to the executive on December 31, 2006, under the 2004 Long-Term Incentive Plan. The stock options vest as to one-quarter of the options on December 31, 2007, and the remaining options vest in equal installments on a quarterly basis through December 31, 2010.

(7)

Stock options awarded to the executive on February 5, 2004, under the 2004 President Incentive Plan. The stock options vested as to 55,556 options on February 5, 2005, and as to 13,889 options every three months after February 5, 2005 until February 5, 2007, when 13,888 options vest. The vesting dates of 333,333 options were accelerated due to the achievement of certain financial milestones. The remaining 500,000 stock options vest on February 5, 2011, provided, however, that the vesting as to these shares may be accelerated in three increments of 166,66, 166,667 and 166,666 options upon the earlier achievement of certain performance milestones.

(8)

Stock options awarded to the executive on January 3, 2005, under the 2004 Long-Term Incentive Plan. The stock options vested as to one-quarter of the options on January 3, 2006 and the remaining options vest in equal installments on a quarterly basis through January 3, 2009.

(9)

Stock options awarded to the executive on January 2, 2006, under the 2004 Long-Term Incentive Plan. The stock options vest as to one-quarter of the options on January 2, 2007 and the remaining options vest in equal installments on a quarterly basis through January 2, 2010.

(10)

Stock options awarded to the executive on December 31, 2006, under the 2004 Long-Term Incentive Plan. The stock options vest as to one-quarter of the options on December 31, 2007 and the remaining options vest in equal installments on a quarterly basis through December 31, 2010.

(11)

Stock options awarded to the executive on September 18, 2000 under the 2000 Stock Option Plan. The stock options vested as to one-third of the options annually through September 18, 2003.

(12)

Stock options awarded to the executive on November 11, 2001 under the 2000 Stock Option Plan. The stock options vested quarterly through November 11, 2004.

(13)

Stock options awarded to the executive on September 16, 2002 under the 2000 Stock Option Plan. The stock options vested as to one-half of the options on September 16, 2002 and one-half on September 16, 2003.

(14)

Stock options awarded to the executive on May 1, 2003 under the 2000 Stock Option Plan. The stock options vested as to one-quarter of the options on May 1, 2004 and the remaining in equal installments on a quarterly basis through May 1, 2006.

(15)

Stock options awarded to the executive on January 2, 2004, under the 2000 Stock Option Plan. The stock options vested as to one-quarter of the options on January 2, 2005 and the remaining options vest in equal installments on a quarterly basis through January 2, 2008.

(16)

Stock options awarded to the executive on January 3, 2005, under the 2004 Long-Term Incentive Plan. The stock options vested as to one-quarter on January 3, 2006 and the remaining options vest in equal installments on a quarterly basis through January 3, 2009.

(17)

Stock options awarded to the executive on January 2, 2006, under the 2004 Long-Term Incentive Plan. The stock options vest as to one-quarter of the shares on January 2, 2007 and the remaining options vest in equal installments on a quarterly basis through January 2, 2010.

(18)

Stock options awarded to Mr. Bentsur on December 31, 2006 for consulting services provided to the Company. The stock options vest as to one-quarter of the shares on December 31, 2007 and the remaining options vest in equal installments on a quarterly basis through December 31, 2010.

(19)

Restricted stock awarded to the executive on February 14, 2006, which vest as to 16,666 shares on February 14, 2007, as to 16,667 shares on February 14, 2008 and as to 16,667 shares on February 14, 2009. The remaining 50,000 shares will vest if we undergo a change in control in which the Company is valued at in excess of $1.5 billion.

(20)

Reflects the value as calculated using the closing market price of our common stock as of the last trading day in 2006, December 29, 2006 ($13.30).

Option Exercises and Stock Vested in Last Fiscal Year

The following table provides information regarding stock options exercised by our NEO’s during 2006. Our NEO’s did not have any stock awards that vested in 2006. For a description of the individual amounts indicated below, please see our Compensation Discussion and Analysis beginning on page 16 of this Proxy Statement.

Option Exercises and Stock Vested

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)

Mr. Weiss	450,000	6,338,709
Mr. Renaud	—	—
Dr. Henderson	—	—
Mr. Bentsur	35,000	619,876

——————

(1)

Reflects the value as calculated by the difference between the market price of our common stock on the date of exercise, and the exercise price of the stock options.

Potential Payments upon Termination or Change of Control

As described in “Our Executive Officers—Employment Agreements” on page 11, we have entered into employment agreements with our NEO’s, which provide benefits to the executive in the event of the termination of his or her employment under certain conditions. The following table summarizes the value of payments and benefits that each of the NEO’s would be entitled to receive assuming that a termination of employment occurred on December 31, 2006 under the circumstances shown. The amounts shown in the table excludes the executive’s accrued but unpaid obligations. For a description of the individual amounts indicated below, please see our Compensation Discussion and Analysis beginning on page 16 of this Proxy Statement.

Mr. Bentsur terminated his employment with the Company on March 31, 2006. He did not receive any severance payments pursuant to his termination of employment. Dr. Henderson’s employment agreement terminated on January 31, 2007; however, the information disclosed here is based on the terms of the agreement in place as of December 31, 2006.

Each executive has agreed in his employment agreement not to disclose confidential information, not to interfere with existing business relationships, not to compete with Keryx, and not to solicit Keryx employees (and customers, in the case of Dr. Henderson), for a period of 12 months following his termination of his employment.

Michael S. Weiss

Type of Payment	Change of Control Event or Reorganization Event ($)	Termination without Cause or Resignation For Good Reason ($)		Termination in Anticipation of or Within 12 Months Following a Change of Control or Reorganization Event ($)		Death or Disability ($)

Cash Severance
Cash Severance	—	667,500	(1)	1,500,000	(1)	93,750	(2)
Value of Accelerated Stock Options(3)	585,000	585,000		585,000		585,000
Total	585,000	1,252,500		2,085,000		678,750

——————

(1)

Mr. Weiss’ employment agreement provides that if his employment is terminated by the Company without Cause or by him for good reason (as those terms are defined in the employment agreement), he will receive a severance payment equal to one year of his base salary, payable in a lump sum. He also will receive a pro rata bonus for the year of termination, payable at the time bonuses are paid to other executives. If such termination occurs in anticipation of a change in control or within 12 months thereafter, he will receive a severance payment equal to two times the sum of his base salary and his target bonus for the year of termination, payable in a lump sum. Mr. Weiss’ agreement also provides that the change in control benefits will be modified or reduced to the maximum amount that could be paid without triggering an excise tax under Section 4999 of the Code, if such action would result in a greater after-tax benefit to Mr. Weiss.

(2)

Mr. Weiss’ employment agreement provides that if his employment is terminated by reason of his death or disability, he or his estate will continue to receive his base salary for three months.

(3)

Represents the fair market value of shares underlying outstanding stock options, all of which vest and become exercisable upon a change of control or reorganization event or the termination of his employment by the Company without cause, his resignation for good reason, in anticipation of or within 12 months following a change of control or reorganization event, or by reason of his death or disability, based on $13.30 closing price as of December 29, 2006, the last trading day of the most recently completed fiscal year, less the exercise price of the stock option. Such stock options also will remain exercisable for two years from the date of his termination or the expiration of the original term of the stock options, whichever occurs first.

I. Craig Henderson, M.D.(1)

Type of Payment	Termination without Just Cause or Resignation For Good Reason ($)		Termination in Anticipation of or Within 12 Months Following a Qualified Change of Control ($)		Death or Disability ($)

Cash Severance
Cash Severance	417,000	(2)	717,000	(2)	117,000	(3)
Value of Accelerated Stock Options(4)	88,750	(5)	2,154,375	(5)	—
Total	505,750		2,871,375		117,000

——————

(1)

Dr. Henderson entered into a new employment agreement with us on April 25, 2007. The new agreement is described on page 12 of this Proxy Statement. The information in this table and accompanying footnotes relate to his employment agreement in place during fiscal year 2006.

(2)

Dr. Henderson’s employment agreement provides that if his employment is terminated by the Company without just cause or by the executive for good reason (as those terms are defined in the employment agreement), he will receive a severance payment equal to one year of his base salary, payable in a lump sum. If such termination occurs in anticipation of a change in control or within 12 months thereafter, he will receive a severance payment equal to two years of his base salary, payable in a lump sum. He also will receive a pro rata bonus for the year of termination, payable at the time bonuses are paid to other executives.

(3)

Reflects Dr. Henderson’s earned bonus for 2006 (which would have been unpaid as of 12/31/06).

(4)

Represents the fair market value of shares underlying outstanding stock options based on $13.30 closing price as of December 29, 2006, the last trading day of the most recently completed fiscal year, less the exercise price of the stock option.

(5)

Pursuant to Dr. Henderson’s employment agreement, upon his termination of employment by the Company without just cause or by Dr. Henderson for good reason, he will receive one additional year of vesting of all outstanding stock options. If such termination occurs in anticipation of a change in control or within 12 months thereafter, all of his outstanding stock options will become fully vested. Stock options granted to Dr. Henderson after the effective date of his employment agreement also will remain exercisable for two years from the date of his termination or the expiration of the original term of the stock options, whichever occurs first.

Ronald C. Renaud, Jr.

Type of Payment	Change in Control ($)		Qualified Change in Control ($)		Termination without Just Cause or Resignation For Good Reason ($)		Termination in Anticipation of or Within 12 Months Following a Qualified Change of Control ($)		Death or Disability ($)

Cash Severance
Cash Severance	—		—		—		657,250	(1)	68,750	(2)
Value of Accelerated Restricted Stock Grant(3)	665,000	(4)	1,330,000	(5)	665,000	(4)	1,330,000	(5)	—
Total	665,000		1,330,000		665,000		1,987,250		68,750

——————

(1)

Mr. Renaud’s employment agreement provides that if his employment is terminated in anticipation of a qualified change in control or within 12 months thereafter, he will receive a severance payment equal to two years of his base salary, payable in a lump sum. He also will receive a pro rata bonus for the year of termination, payable at the time bonuses are paid to other executives.

(2)

Mr. Renaud’s employment agreement provides that if his employment is terminated by reason of his death or disability, he or his estate will continue to receive his base salary for three months.

(3)

Represents the fair market value of shares of restricted stock, based on $13.30 closing price as of December 29, 2006, the last trading day of the most recently completed fiscal year.

(4)

Pursuant to the terms of Mr. Renaud’s employment agreement, 50,000 unvested shares of restricted stock granted to him in connection with his employment agreement will vest upon the occurrence of a change in control, or termination without just cause or resignation for good reason.

(5)

Pursuant to the terms of Mr. Renaud’s employment agreement, all unvested shares of restricted stock granted to him in connection with his employment agreement will become fully vested upon a qualified change in control or his termination by the Company without cause or his resignation for good reason in anticipation of or within 12 months of a qualified change of control.

Compensation of Directors

The following table sets forth the cash and other compensation paid by the Company to the members of the Board of Directors for all services in all capacities during 2006.

Director Compensation

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(9)	Total ($)

Wyche Fowler	20,417	(1)	29,543	49,960
Malcolm Hoenlein	42,500	(2)	140,959	183,459
Jack Kaye	40,000	(3)	28,229	68,229
Lawrence Jay Kessel, M.D	9,375	(4)	428,687	438,062
Eric Rose	39,167	(5)	280,555	319,722
Lindsay A. Rosenwald, M.D	41,875	(6)	63,600	105,475
Peter Salomon, M.D.	9,375	(7)	424,871	434,246
Jonathan Spicehandler, M.D.	28,333	(8)	186,215	214,548

——————

(1)

In November 2006, Senator Wyche Fowler, Jr. was appointed to the Board of Directors by unanimous vote of the directors. Represents the retainer paid in 2006 for Board of Directors services for the period from November 2006 to May 2007.

(2)

Includes $8,333 retainer paid in 2006 for services for the period from January 2006 to May 2006, and $34,167 retainer paid in 2006 for services for the period from June 2006 to May 2007.

(3)

In September 2006, Jack Kaye was appointed to the Board of Directors by unanimous vote of the directors. Represents the retainer paid in 2007 for Board services for the period from October 2006 to May 2007.

(4)

Includes $9,375 retainer paid in 2006 for services for the period from January 2006 to May 2006. Dr. Kessel was not nominated for re-election in June 2006.

(5)

Includes $8,333 retainer paid in 2006 for Board for the period from January 2006 to May 2006, and $30,834 retainer paid in 2006 for Board for the period from June 2006 to May 2007.

(6)

Includes $9,375 retainer paid in 2006 for Board services for the period from January 2006 to May 2006, and $32,500 retainer paid in 2006 for services for the period from October 2006 to May 2007. In November 2006, Dr. Lindsay A. Rosenwald resigned as a member of the Board of Directors. Although Dr. Rosenwald did not provide services to the Board of Directors after his resignation in November 2006, he was not required to forfeit any portion of the retainer paid for October 2006 through May 2007.

(7)

Includes $9,375 retainer paid in 2006 for services for the period from January 2006 to May 2006. Dr. Salomon was not nominated for re-election in June 2006.

(8)

Includes $8,333 retainer paid in 2006 for services for the period from January 2006 to May 2006, and $20,000 retainer paid in 2006 for services for the period from June 2006 to May 2007. Jonathan Spicehandler, M.D. passed away in July 2006. Dr. Spicehandler’s estate was not required to forfeit any portion of the retainer after his death.

(9)

Represents the amount recognized by the Company in 2006 for financial accounting purposes relating to option awards, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were determined in accordance with FAS 123R. The assumptions used in determining these amounts are set forth in the Note 7 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for fiscal year 2006, filed with the SEC.

The following table shows the number of stock options granted to each director during 2006, and the grant date fair value for each award (determined in accordance with FAS 123R).

Name	Grant Date	Stock Options (#)	Full Grant Date Fair Value of Award ($)

Mr. Fowler	11/07/06	50,000	354,515
Mr. Hoenlein	06/09/06	10,000	43,422
Mr. Kaye	09/19/06	50,000	338,745
Dr. Kessel *	—	—	—
Dr. Rose	06/09/06	10,000	43,422
Dr. Rosenwald	06/09/06	10,000	43,422
Dr. Salomon *	—	—	—
Dr. Spicehandler	01/04/06	50,000	465,535
	06/09/06	10,000	43,422

The following table shows the aggregate numbers of stock options held by each director as of December 31, 2006:

Name	Stock Options (#)

Mr. Fowler	50,000
Mr. Hoenlein	100,000
Mr. Kaye	50,000
Dr. Kessel*	45,000
Dr. Rose	115,000
Dr. Rosenwald	50,000
Dr. Salomon*	49,400
Dr. Spicehandler	60,000

——————

*

Dr. Kessel and Dr. Salomon did not receive stock options in 2006 because they were not nominated for re-election in June 2006.

Director Compensation Program

As discussed in the Compensation Discussion and Analysis, in the fourth quarter of 2005, the Company engaged Towers Perrin to do a comparative analysis of our Board members’ compensation versus the 2005 peer group. Tower Perrin found that our Board members at the time were some of the lowest paid in terms of cash compensation but some of the highest paid in terms of equity compensation. In an effort to provide a better balance between cash and equity compensation, we agreed to increase cash compensation and reduce equity compensation. Following the changes, the Board of Directors were still weighted toward equity compensation, consistent with our overall compensation philosophy. The changes were implemented effective January 1, 2006.

Cash Compensation. Our non-employee directors receive the following cash compensation:

From January 1, 2006 to September 18, 2006:

•

$20,000 annual retainer; and

•

$2,500 additional annual retainer for each member of the Audit Committee.

In September 2006, we determined to increase cash compensation for our Board members, particularly for the role of Chairman of the Audit Committee. We felt that it was important to bring in a person who had significant knowledge of accounting rules and Sarbanes-Oxley issues to chair the Audit Committee and believed that the time commitment to that position would be substantial. We also felt that other members of the Board and the Audit Committee would have increased roles and time and commitment and increased their annual cash compensation as well.

After September 19, 2006:

•

$30,000 annual retainer;

•

$5,000 additional annual retainer for each committee assignment; and

•

$25,000 additional annual retainer for Chairman of the Audit Committee.

Each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board of Directors and meetings of committees of our Board of Directors.

Equity Compensation. Our non-employee directors receive the following equity compensation under the Directors’ Equity Compensation Plan, which is a subplan of our 2004 Long-Term Incentive Plan.

•

Initial Option Grant. Non-employee directors receive options to purchase 50,000 shares of our common stock upon initial election or appointment to the Board of Directors. Options are granted on the date that he or she first becomes a non-employee director. Prior to September 19, 2006, the options vested as to one-quarter of the shares on the first anniversary of the date of grant, and the remaining options vested quarterly thereafter. After September 19, 2006, the initial options will vest in equal annual instalments over three years, beginning on first anniversary of the date of grant.

•

Re-election Option Grant. Non-employee directors receive options to purchase 10,000 shares of our common stock upon each re-election to the Board of Directors. The options vest as to 5,000 shares on the date of grant and as to 5,000 shares on the first anniversary of the date of grant. Re-election options are granted on the business day following the adjournment of the annual meeting of stockholders.

•

Three-Year Anniversary Option Grant. Non-employee directors receive options to purchase 30,000 shares of our common stock upon completion of three years of service on the Board of Directors. The options vest as to one-third of the shares each year beginning on the first anniversary of the date of the grant. Three-year anniversary options are granted on the business day following the adjournment of the next annual meeting of stockholders, if such non-employee director still serves on such date.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board oversees the compensation program of Keryx Biopharmaceuticals, Inc. on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement beginning on page 16.

In reliance on the review and discussion referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and its Proxy Statement on Schedule 14A to be filed in connection with Annual Meeting, each of which will be filed with the SEC.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

By the Compensation Committee of the
Board of Directors

Malcolm Hoenlein, Chairperson
Wyche Fowler, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Wyche Fowler, Jr. and Malcolm Hoenlein. No member of our Compensation Committee during fiscal year 2006 or as of the date of this Proxy Statement, is or has been an officer or employee of Keryx or any of our subsidiaries, nor has any member of our Compensation Committee had any relationship with Keryx requiring further disclosure.

During the last fiscal year, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers either served as a member of our Compensation Committee or our Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except that Mr. Renaud filed a Form 3 late with respect to two transactions in 2006.

RELATED-PERSON TRANSACTIONS

Policy

Our Board of Directors has determined that the Audit Committee is best suited to review and approve transactions with related persons, and they do so under the terms of our Related Person Transactions Policy, a copy of which is attached to this Proxy Statement as Annex C. According to our Related Person Transactions Policy, prior to entering into a transaction with a related person, (a) the director, executive officer, nominee or significant holder who has a material interest (or whose immediate family member has a material interest) in the transaction or (b) the business unit or function/department leader responsible for the potential transaction with a related person shall provide notice to the General Counsel of the Company of the material facts and circumstances of the potential transaction with a related person and such information concerning the transaction as the General Counsel may reasonably request. If the General Counsel determines that the proposed transaction is a related person transaction, the proposed related person transaction shall be submitted to the Audit Committee for consideration at the next Audit Committee meeting or, in those instances in which the General Counsel determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, to the Chairperson of the Audit Committee (who will possess delegated authority to act between Audit Committee meetings).

The Audit Committee, or when submitted to the Chairperson, the Chairperson, will consider all of the relevant facts and circumstances available to the Audit Committee or the Chairperson, including (if applicable) but not limited to: (a) the benefits to the Company; (b) the availability of other sources for comparable products or services; (c) the terms of the transaction; and (d) the terms available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction if such member, or any of his or her immediate family members, is the related person. The Audit Committee or Chairperson, as applicable, will convey the approval or disapproval of the transaction to the General Counsel, who will convey the decision to the appropriate persons within the Company. The Chairperson of the Audit Committee shall report to the Audit Committee at the next Audit Committee meeting any approval under this policy pursuant to delegated authority.

In the event the General Counsel becomes aware of a related person transaction that has not been previously approved or previously ratified under this policy, and such transaction is pending or ongoing, it will be submitted to the Audit Committee or Chairperson, as applicable, promptly, and the Audit Committee or Chairperson will consider all of the relevant facts and circumstances available to the Audit Committee or the Chairperson as provided above. Based on the conclusions reached, the Audit Committee or Chairperson, as applicable, will evaluate all options, including but not limited to, ratification, amendment or termination of the related person transaction.

Related Person Transactions.

During 2006, we paid I. Craig Henderson, M.D., our President, $53,100 for the use of space in a building he owns in San Francisco, California by Keryx employees as an office and as a temporary residence for such employees while they worked in California. We also paid Dr. Henderson $42,000 for the use of his residence in New York, New York by our employees as a temporary residence while they worked in our New York office.

For the fiscal year ended December 31, 2006, and during the three months ended March 31, 2007, XTL Biopharmaceuticals, Inc. leased approximately 300 square feet of office space from us subject to a rent sharing agreement for $15,000 and $4,500, respectively. Our Chairman and Chief Executive Officer serves as the Chairman of XTL Biopharmaceuticals, Inc. In addition, Ronald Bentsur, our former Vice President Investor Relations and the current Chief Executive Officer of XTL Biopharmaceuticals, Inc., provides consulting services to us. Mr. Bentsur is compensated solely through the grant of stock options and continued vesting of stock options.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS

The following table shows information, as of April 23, 2007, concerning the beneficial ownership of our common stock by:

•

each person we know to be the beneficial owner of more than 5% of our common stock;

•

each of our current directors;

•

each of our NEO’s shown in our Summary Compensation Table; and

•

all current directors and NEO’s as a group.

As of April 23, 2007, there were 43,518,008 shares of our common stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 23, 2007, and shares of restricted stock that will vest within 60 days of April 23, 2007. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Shares Outstanding

College Retirement Equities Fund(2)	4,391,641	10.1%
Franklin Resources, Inc.(3)	3,628,260	8.3%
Chilton Investment Company, LLC(4)	2,266,248	5.2%
Ron Bentsur(5)	283,192	— *
Kevin J. Cameron	—	—
Wyche Fowler, Jr.	—	—
I. Craig Henderson, M.D(6)	554,688	1.3%
Malcolm Hoenlein(7)	100,000	— *
Jack Kaye	—	—
Ronald C. Renaud, Jr.(8)	191,249	— *
Eric Rose, M.D.(9)	83,750	— *
Michael S. Weiss(10)	4,713,635	9.8%
All current directors and named executive officers as a group(11)	5,926,513	12.0%

——————

*

Less than 1% of outstanding common stock

(1)

The address of each of the directors and officers listed is c/o Keryx Biopharmaceuticals, Inc., 750 Lexington Avenue, New York, New York 10022.

(2)

The address of College Retirement Equities Fund is 730 Third Avenue, New York, New York 10017. TIAA-CREF Investment Management, LLC (“Investment Management”) acts as an investment adviser to the College Retirement Equities Fund (“CREF”), a registered investment company, and may be deemed to be beneficial owner of 4,016,572 shares of Company’s common stock owned by CREF. Teachers Advisors, Inc. (“Advisors”) is the investment adviser to a registered investment company, TIAA-CREF Institutional Mutual Funds (Institutional Funds”), and may be deemed to be beneficial owner of 375,069 shares of Company’s common stock owned by Institutional Funds. Each of Investment Management and Advisors expressly disclaims beneficial ownership of the other’s securities holdings and each disclaims that it is a member of a “group” with the other. This information is based on a Schedule 13G filed on January 10, 2007.

(3)

The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, California 94403. Franklin Resources, Inc. beneficially owns 3,628,260 shares of Keryx common stock by virtue of serving as investment manager to one or more open or closed end investment companies or managed accounts. As owners of at least 10% of the stock of Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. are also each deemed to own 3,628,260 shares of Keryx common stock. This information is based on the Schedule 13G filed on February 5, 2007.

(4)

The address of Chilton Investment Company, LLC is 1266 East Main Street, 7th Floor, Stamford, CT 06902. This information is based on a Schedule 13G filed on February 14, 2007.

(5)

Includes 283,192 shares of our common stock issuable upon the exercise of options. As of February 14, 2006, Mr. Bentsur no longer served as an executive officer of Keryx Biopharmaceuticals, Inc.

(6)

Includes 554,688 shares of our common stock issuable upon the exercise of options.

(7)

Includes 100,000 shares of our common stock issuable upon the exercise of options.

(8)

Includes 180,556 shares of our common stock issuable upon the exercise of options.

(9)

Includes 83,750 shares of our common stock issuable upon the exercise of options.

(10)

Includes 4,506,250 shares of our common stock issuable upon the exercise of options. Also includes 192,385 shares of our common stock currently held by Dr. Rosenwald, a former director, all of which Mr. Weiss has the irrevocable right to purchase from Dr. Rosenwald upon the exercise of an option granted to Mr. Weiss by Dr. Rosenwald.

(11)

Includes 5,900,820 shares of our common stock issuable upon the exercise of options.

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Amended and Restated Bylaws provide that the Board of Directors shall consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of seven members. All of our current directors have been nominated for re-election at the Annual Meeting by a majority of our independent directors. The nominated directors are: Kevin J. Cameron, Wyche Fowler, Jr., I. Craig Henderson, Malcolm Hoenlein, Jack Kaye, Eric Rose, and Michael S. Weiss. For information about each of the nominees and our Board of Directors generally, please see “Corporate Governance—Our Board of Directors” beginning on page four. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for re-election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed KPMG LLP as our independent registered public accounting firm to audit Keryx’s consolidated financial statements for the year ending December 31, 2007, at its March 7, 2007 meeting. KPMG LLP has acted as our independent registered public accounting firm since 1996. The Audit Committee has directed the Board of Directors to submit its selection of KPMG LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. If KPMG LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of independent registered public accounting firm. KPMG LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2007, if it is not ratified by our stockholders. A representative of KPMG LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if he or she wishes to do so, and will be available to respond to questions of the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS KERYX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP

PROPOSAL THREE

APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK

Our amended and restated certificate of incorporation currently contains an authorization of 60,000,000 shares of common stock. The Board of Directors recommends stockholder approval of an amendment to our amended and restated certificate of incorporation increasing the shares of authorized common stock to 95,000,000 shares.

Article IV of our amended and restated certificate of incorporation, as amended to date, establishes the aggregate number of shares which the Company is authorized to issue as 65,000,000, of which 60,000,000 are designated as common stock and 5,000,000 are designated as preferred stock. If Proposal Three is approved by our stockholders, Article IV would be amended to increase the aggregate number of shares which we are authorized to issue by 35,000,000 shares (from 65,000,000 to 100,000,000), all of which increase would be designated as common stock, resulting in a total of 95,000,000 authorized shares of common stock. The number of authorized shares of preferred stock would remain unchanged at 5,000,000 shares.

Purposes and Effects of the Amendment

The additional common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding.

Except for shares reserved or to be reserved for the issuance of shares of common stock underlying certain options to purchase shares of our common stock, we have no agreements or understandings concerning the issuance of any additional common stock. However, our Board of Directors believes that the increased authorization of common stock is advisable at this time both in order to avoid the adverse consequences to us of the failure to adopt this Proposal Three and so that shares will be available for issuance in the future on a timely basis if such need arises in connection with financings, acquisitions or other corporate purposes. This will enable us to take advantage of market conditions, the availability of favorable financing, and opportunities for acquisitions, without the delay and expense associated with convening a special stockholders’ meeting.

Unless required under Delaware law or our amended and restated certificate of incorporation or the rules of the National Association of Securities Dealers, Inc., our Board of Directors will be able to provide for the issuance of the additional shares of common stock without further action by our stockholders and no further authorization by the stockholders will be sought prior to such issuance.

Although not designed or intended for such purposes, the effect of the proposed increase in the authorized common stock might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. The authority of our Board of Directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our Board of Directors in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

In addition to the proposed amendment, our amended and restated certificate of incorporation and bylaws currently contain provisions approved by our stockholders that could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, or control us. These provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock. Our amended and restated certificate of incorporation allows us to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and our amended and restated bylaws eliminate the right of stockholders to call a special meeting of stockholders, which could make it more difficult for stockholders to effect certain corporate actions. These provisions could also have the effect of delaying or preventing a change in control. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to the holders of our common stock or could adversely affect the rights and powers, including voting rights, of such holders. In certain circumstances, such issuance could have the effect of decreasing the market price of our common stock

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIED OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR APPROVAL AND RATIFICATION.

PROPOSAL FOUR

APPROVAL OF THE 2007 INCENTIVE PLAN

On April 25, 2007, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Keryx Biopharmaceuticals, Inc. 2007 Incentive Plan (the “2007 Plan”). The 2007 Plan will become effective as of the date it is approved by the stockholders.

We currently maintain the Keryx Biopharmaceuticals, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”). As of March 31, 2007, there were approximately 177,000 shares of our common stock reserved and available for future awards under the 2004 Plan. The 2004 Plan as currently in effect will remain in effect if the Company’s stockholders do not approve the 2007 Plan.

A summary of the 2007 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2007 Plan, which is attached to this Proxy Statement as Annex D.

Summary of the 2007 Plan

Purpose

The purpose of the 2007 Plan is to promote the Company’s success by linking the personal interests of the Company’s employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. The 2007 Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Administration

The 2007 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2007 Plan; and make all other decisions and determinations that may be required under the 2007 Plan.

Eligibility

The 2007 Plan permits the grant of incentive awards to employees, officers, directors and consultants of the Company and its affiliates as selected by the Compensation Committee. Currently, the number of eligible participants is approximately 50.

Permissible Awards

The 2007 Plan authorizes the granting of awards in any of the following forms:

•

options to purchase shares of the Company’s common stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants ) or incentive stock options (which may be granted to officers and employees but not to non-employee directors or consultants);

•

stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of the common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•

restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•

restricted or deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•

performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals;

•

dividend equivalents, which entitle the holder of an award to cash payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying the award;

•

other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and

•

cash-based awards.

Shares Available for Awards

Subject to adjustment as provided in the 2007 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2007 Plan is 6,000,000.

Limitations on Individual Awards

The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2007 Plan in any 12-month period to any one participant is as follows:

Type of Award	Shares

Options	6,000,000
Stock Appreciation Rights	6,000,000
Restricted Stock or Stock Units	6,000,000
Other Stock-Based Awards	6,000,000

The maximum aggregate amount awarded or credited with respect to cash-based awards under the 2007 Plan to any one participant in any 12-month period is $10,000,000.

Annual “Burn Rate”

The number of shares of common stock per year with respect to awards granted under the 2007 Plan, as calculated as an average over any given three-year period that the 2007 Plan is in effect, may not exceed 5% of the shares of common stock outstanding as of the last day of such three-year period.

Performance Goals

All options and SARs granted under the 2007 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the 2007 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

•

revenue;

•

sales;

•

profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•

earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);

•

net income (before or after taxes, operating income or other income measures);

•

cash (cash flow, cash generation, working capital, or other cash measures);

•

stock price or performance;

•

total stockholder return (stock price appreciation plus reinvested dividends);

•

return on equity;

•

return on assets;

•

return on investment;

•

market share;

•

improvements in capital structure;

•

expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

•

business expansion or consolidation (acquisitions, divestitures, in-licensing, or product acquisitions);

•

market capitalization;

•

clinical and regulatory milestones;

•

corporate financing activities;

•

supply, production, and manufacturing milestones; and

•

corporate partnerships or strategic alliances.

The Compensation Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Limitations on Transfer; Beneficiaries

A participant may not assign or transfer an award other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Change in Control

Unless otherwise provided in an award certificate or any special plan document governing an award:

(A) upon the occurrence of a change in control of the Company (as defined in the 2007 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•

all outstanding options and SARs will become fully vested and exercisable;

•

all time-based vesting restrictions on outstanding awards will lapse; and

•

the target payout opportunities attainable under all outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will payout on a prorata basis, based on the time elapsed prior to the change in control, and

(B) with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

•

all of that participant’s outstanding options and SARs will become fully vested and exercisable;

•

all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•

the target payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a prorata basis, based on the time elapsed prior to the date of termination.

Discretionary Acceleration

Regardless of whether a change in control has occurred, the Compensation Committee may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments

In the event of a transaction between the Company and its stockholders that causes the per-share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2007 Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2007 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the 2007 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Termination and Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2007 Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the 2007 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without stockholder approval. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require stockholder approval.

Certain U.S. Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2007 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.

Nonstatutory Stock Options

There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2007 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options

There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

SARs

A participant receiving a SAR under the 2007 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock

Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance-Based Cash Awards

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance-based cash award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A

The 2007 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the 2007 Plan are designed to be exempt from the application of Code Section 409A. Restricted and deferred stock units granted under the 2007 Plan may be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding.

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2007 Plan.

Benefits to Named Executive Officers and Others

Purusant to Dr. Henderson’s new employment agreement, he will receive 100,000 shares of restricted stock upon the stockholders approval of the 2007 Plan. As of April 20, 2007, no other awards had been granted under the 2007 Plan. Awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2007 Plan in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2007 PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIED OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR APPROVAL AND RATIFICATION.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2006, regarding the securities authorized for issuance under our equity compensation plans, consisting of the 1999 Stock Option Plan, as amended, the 2000 Stock Option Plan, as amended, the Non-Plan, the 2002 CEO Incentive Stock Option Plan, the 2004 President Incentive Plan, the 2004 Long-Term Incentive Plan, and the 2006 CFO Incentive Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders	7,187,056	$9.09	152,158
Equity compensation plans not approved by security holders	3,562,657	$5.48	—
Total	10,749,713	$7.90	152,158

——————

For information about all of our equity compensation plans, see Note 7 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the SEC.

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of our Proxy Statement and 2007 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Keryx Biopharmaceuticals, Inc., 750 Lexington Avenue, New York, New York 10022, Attn: Beth F. Levine. You may also contact us at (212) 531-5965.

If you want to receive separate copies of the Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2008 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Secretary, Beth F. Levine, at 750 Lexington Avenue, New York, New York 10022 no later than January 1, 2008. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Amended and Restated Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our Proxy Statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Amended and Restated Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Amended and Restated Bylaws to Beth F. Levine, our Secretary, at the above address, not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, Keryx must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 22, 2008, and no later than April 21, 2008. If a stockholder fails to provide timely notice of a proposal to be presented at our 2008 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Compensation Committee Report and the Audit Committee Report, each contained in this Proxy Statement, are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

ANNEX A

KERYX BIOPHARMACEUTICALS, INC.
AUDIT COMMITTEE CHARTER

I. Purpose and Authority

The Audit Committee (the “Committee”) is a committee appointed by the Board of Directors of Keryx Biopharmaceuticals, Inc. (the “Company”). Its primary function is to assist the Board of Directors in overseeing (1) the accounting and financial reporting processes of the Company, and (2) the audits of the financial statements of the Company.

The Committee also prepares a written report to be included in the annual proxy statement of the Company pursuant to the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

In furtherance of these purposes, the Committee shall maintain direct communication among the Company’s independent auditors and the Board of Directors. The independent auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company shall report directly to the Committee and are ultimately accountable to the Committee and the Board of Directors.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the sole authority to retain at the Company’s expense outside legal, accounting or other advisors to advise the Committee and to receive appropriate funding, as determined by the Committee, from the Company for the payment of the compensation of such advisors and for the payment of ordinary administrative expenses of the Committee that are necessary to carry out its duties. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any member of, or advisors to, the Committee. The Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

II. Composition of the Committee

The Board of Directors shall appoint the members of the Committee. The membership of the Committee shall be governed by the following requirements:

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It must consist of at least three members of the Board of Directors, all of whom shall meet the independence and experience requirements in accordance with applicable laws, including the rules and regulations of the Nasdaq Stock Market (“Nasdaq”) or such other exchange on which shares of the common stock of the Company are traded, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and all other applicable rules and regulations of the SEC.

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No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

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At least one member of the Committee shall be an “audit committee financial expert” within the meaning set forth by the rules of the SEC.

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Each member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

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At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Chairman of the Committee shall be designated by the Board of Directors. In the absence of the Chairman, the members of the Committee may designate a chairman by majority vote. The Board of Directors may, at any time, remove one or more directors as members of the Committee. The Board of Directors may designate one or more members of the Board as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. In addition, no person may be made a member of the Committee if his or her service on the Committee would violate any restrictions imposed by any rules of the SEC, Nasdaq or any other exchange on which shares of the common stock of the Company are traded.

III. Meetings of the Committee

The Committee shall meet no less frequently than four times per year, with additional meetings as circumstances warrant. The Committee shall also meet periodically with management, the internal auditors, if any, and the independent auditors in separate executive sessions. The Committee shall record the minutes of all such meetings and shall submit the minutes of its meetings to, or discuss the matters deliberated at each meeting with, the Board of Directors. The Company’s chief financial or accounting officer shall function as the management liaison officer to the Committee.

IV. Responsibilities of the Committee

A. Document/Report Review

1. Review and reassess the adequacy of the Audit Committee Charter and the performance of the Committee at least annually, and update the Audit Committee Charter as conditions dictate.

2. Review and discuss with management and the independent auditors the Company’s annual and quarterly financial statements and related footnotes and any reports or other financial information submitted to the Company’s stockholders, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3. Meet no less than quarterly with financial management and with the independent auditors to discuss:

a. The annual audited financial statements and the quarterly financial statements prior to any SEC filings, including, in each case, a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

b. The type and presentation of information included in press releases of unaudited interim and annual financial results, including, without limitation, the use of “pro forma” or other “adjusted” financial information not prepared in accordance with generally accepted accounting principles.

c. The type and presentation of financial information and earnings guidance provided to analysts and ratings agencies.

4. Recommend to the Board of Directors whether or not the Company should include its financial statements in its annual report on Form 10-K, based on the Committee’s review of the Company’s financial statements, its discussions with the independent auditors of the Company’s accounting practices and its discussions with the outside auditor concerning independence of the outside auditor.

5. Disclose, as required by the applicable securities laws, in the Company’s proxy statement or annual report on Form 10-K, the formal written report of the Committee and all other required information concerning the Committee and its function.

6. Review, in consultation with management, the Company’s policies with respect to risk assessment and risk management.

7. Discuss, prior to any public release or filing, the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

B. Independent Auditors

1. In the Committee’s sole discretion, control the retention, compensation, evaluation and oversight of the independent auditors, considering their independence and effectiveness, and determine the fees and other compensation to be paid to the independent auditors.

2. Advise the independent auditors that they are ultimately accountable to Board of Directors and the Committee, as representatives of the stockholders.

3. On an annual basis, receive from the independent auditors the formal written disclosure and letter required by Independence Standards Board Standard No. 1, and discuss with the independent auditors all significant relationships the auditors have with the Company that may impact the objectivity and independence of the independent auditor.

4. Review with the independent auditors at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures and help to coordinate the execution of the plan.

5. Take appropriate action to oversee the independence of the independent auditors, including review and approval of any terms of any audit or non-audit engagements with the independent auditors.

6. Review the performance of the independent auditors and recommend discharge of the independent auditors when circumstances warrant.

7. Periodically consult with the independent auditors, out of the presence of management, about (a) the adequacy and effectiveness of the Company’s internal controls, (b) the fullness and accuracy of the organization’s financial statements, (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, (d) the Company’s internal audit procedures, and (e) any related significant findings and recommendations of the independent auditors together with management’s responses thereto.

8. At least annually, obtain, review, and report to the full Board of Directors the results of the Committee’s review of, a report from the independent auditors describing (a) the independent auditors’ internal quality control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning any of the independent audits carried out by the independent auditors, as well as the steps taken to deal with such issues, and (c) all relationships between the Company and the independent auditors.

9. Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

10. Establish clear hiring policies relating to the retention by the Company of current or former employees of the independent auditors.

C. Financial Reporting Processes

1. In consultation with the independent auditors, review the integrity of the Company’s internal and external financial reporting processes.

2. Consult with the independent auditors and management about the independent auditors’ judgments concerning not only the acceptability, but also the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

D. Process Improvement

1. Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgment.

2. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and any other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

5. Report annually to the Board of Directors, after the close of each fiscal year but prior to the Company’s annual meeting of stockholders, as well as on any other appropriate occasion, any material issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function, if any, and whatever else the Committee deems appropriate.

E. Ethical and Legal Compliance

1. Establish, review and update periodically a code of ethical conduct and ensure that management has established a system to enforce this code.

2. Review management’s monitoring of the Company’s compliance with the Company’s code of ethical conduct, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Conduct an appropriate review of all related party transactions for potential conflict of interest situations in accordance with the Company’s Management Policy on Related Person Transactions, and approve all related party transactions. For purposes hereof, the term “related party transaction” shall refer to the transactions required to be disclosed pursuant to the SEC’s Item 404 of Regulation S-K.

5. Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities and retain special independent legal, accounting or other advisors to advise the Committee as necessary to carry out its duties.

6. Review, with Company outside counsel, any legal matter that could have a significant impact on the Company’s financial statements.

7. Perform any other activities consistent with the Audit Committee Charter, the Company’s Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

V. Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. The foregoing is the responsibility of management.

ANNEX B

KERYX BIOPHARMACEUTICALS, INC.
COMPENSATION COMMITTEE CHARTER

I. Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Keryx Biopharmaceuticals, Inc. (the “Company”) shall be to: (1) assist the Board in the discharge of its fiduciary responsibilities with respect to determining the overall compensation of the Chief Executive Officer and other executive officers of the Company; (2) review and discuss with the Company’s management the Compensation Discussion and Analysis (the “CD&A”) to be included in the Company’s annual proxy statement, and determine whether to recommend that the CD&A be included in the Company’s proxy statement; and (3) produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of the Securities Exchange Commission (the “SEC”). In performing its function, it shall be the objective of the Committee to approve compensation programs that are designed to: (a) encourage superior performance, accountability and adherence to the Company’s values and code of ethical conduct; (b) promote a direct relationship between compensation and the Company’s performance; and (c) serve the long-term best interests of the Company.

The Committee, as delegated by the Board, shall have the authority to undertake the specific duties and responsibilities as set forth in this Compensation Committee Charter, as the Committee or the Board deems necessary or appropriate, and such other duties consistent with the Company’s Bylaws and governing law. The Committee shall have the authority to delegate its functions to a subcommittee thereof.

II. Membership

The Board shall appoint the members of the Committee. The Committee shall be composed of at least two (2) members of the Board, one of whom shall be designated by the Board as the Chairman. Each member of the Committee shall: (1) meet the independence requirements of the Nasdaq Stock Market; (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (3) be an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (4) be otherwise free from any relationship that, in the judgment of the Board, would interfere with his or her exercise of business judgment as a Committee member. The Board may, at any time, remove one or more directors as members of the Committee. The Board may designate one or more members of the Board as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.

III. Meetings and Procedures

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. In discharging its responsibilities, the Committee shall have sole authority to, as it deems appropriate, select, retain or replace, as needed, compensation and benefits consultants, and other outside consultants, to provide independent advice to the Committee. In addition, the Committee shall have direct access to Company staff personnel to solicit data and advice in connection with the Committee’s review of management compensation practices and policies, and leadership development processes.

The Committee shall maintain written minutes of its meetings. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and other members of the Board. The Secretary of the Company shall retain the original signed minutes for filing with the corporate records of the Company. The Chairman of the Committee shall report to the Board following meetings of the Committee, and as otherwise requested by the Chairman of the Board.

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IV. Responsibilities

The Committee shall be responsible for:

1. Assessing the overall compensation structure of the Company, selecting an appropriate peer group, and periodically reviewing executive compensation in relation to this peer group.

2. Reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of the goals and objectives, and making appropriate recommendations for improving performance. The Committee shall establish the compensation of the Chief Executive Officer based upon such evaluation. In performing the foregoing functions, the Chairman of the Committee may solicit comments from the other members of the Board. Final determinations regarding the performance and compensation of the Chief Executive Officer will be conducted in an executive session of the Committee and be reported by the Chairman of the Committee to the entire Board during an executive session of the Board.

3. Reviewing and approving compensation for all other executive officers of the Company, evaluating the responsibilities and performance of other executive officers and making appropriate recommendations for improving performance.

4. Recommending policies to the Board regarding minimum retention and ownership levels of Company common stock by executive officers of the Company.

5. Reviewing, making recommendations to the Board and administering all executive compensation programs, including, but not limited to, incentive and equity-based plans of the Company. The Committee shall have and shall exercise all the authority of the Board with respect to administering such plans, including approving amendments thereto.

6. Approving, amending and terminating ERISA-governed employee benefit plans.

7. Reviewing and discussing with the Company’s management the CD&A to be included in the Company’s annual proxy statement, and determining whether to recommend that the CD&A be included in the Company’s proxy statement.

8. Producing an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of the SEC.

9. Overseeing succession planning for senior management of the Company.

10. Conducting an annual evaluation of the performance and effectiveness of the Committee.

11. Reviewing and reassessing the Committee’s charter on an annual basis and submitting any recommended changes to the Board for its consideration.

12. Performing such other functions and having such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

For purposes of this Charter, “compensation” shall include, but not be limited to, cash or deferred payments, incentive and equity compensation, benefits and perquisites, employment, retention, or termination/severance agreements, and any other programs which pursuant to the regulations of the SEC or Internal Revenue Service (or successor organizations, if applicable), would be considered to be compensation. In addition, “officer” shall be as defined in Section 16 of the Exchange Act and Rule 16a-1 thereunder.

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ANNEX C

KERYX BIOPHARMACEUTICALS, INC.

MANAGEMENT POLICY

Subject Matter: Policy and Procedures with Respect to Related Person Transactions

Status of Policy: Approved (April 2007)

A. Policy Statement

The Board of Directors of Keryx Biopharmaceuticals, Inc. (the “Company”) recognizes that Related Person Transactions (as defined in Section B below) present a heightened risk of conflicts of interest or improper valuation (or the perception thereof) and therefore has adopted this policy, which shall be followed in connection with all related party transactions involving the Company. It is the Company’s policy to enter into or ratify Related Person Transactions only when the Audit Committee of the Board of Directors (the “Committee”) determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders. Such transactions include, but are not limited to, those in which the Company:

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may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources; or

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provides products or services to a Related Person (as defined in Section B below) on an arm’s length basis and on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

This policy has been approved by the Committee, which policy will be reviewed and may be amended from time to time by the Committee.

B. Related Person Transactions

For the purposes of this policy, a “Related Person Transaction” is a transaction arrangement or relationship (or any series of similar transactions, arrangements or relationships), in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $100,000, and in which any Related Person had, has or will have a direct or indirect material interest.

For purposes of this Policy, a “Related Person” means:

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any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

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any person who is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Holder”); and

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any immediate family member (which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law) of any of the foregoing persons listed in 1 and 2 above and any person (other than a tenant or employee) sharing the household of any of the foregoing persons listed in 1 and 2 above.

For purposes of this policy, a Related Person who has a position or relationship with a firm, corporation, or other entity that engages in a transaction with the Company shall not be deemed to have an “indirect material interest” if the interest arises only from such Related Person’s:

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position as a director of another corporation or organization that is a party to the transaction;

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direct or indirect ownership (combined with the interest of all Related Persons), in the aggregate, of less than a 10% equity interest in another person (other than a partnership) which is a party to the transaction; or

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position as a limited partner in a partnership in which all Related Persons have an interest, in the aggregate, of less than 10%, and the Related Person is not a general partner of and does not hold another position in the partnership.

C. Identification of Related Persons

On an annual basis, the Company shall collect from each director, executive officer and nominee for director, as part of the questionnaire submitted to such persons in connection with the preparation of the Company’s annual proxy statement, the following information: (a) in the case of a natural person, a list of his or her immediate family members (as defined in Section B above); (b) the person’s employer and job title or brief job description; (c) each firm, corporation or other entity in which such person is a partner or principal or in a similar position; (d) each firm, corporation or other entity (other than a publicly traded entity in which such person owns no more than 5% of any class of outstanding capital stock) in which such person is not a partner or principal or in a similar position, but in which such person holds more than 2% of any class of outstanding capital stock; and (e) each charitable or non-profit organization for which the person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Any person nominated to stand for election as a director shall submit to the Company the information described in this Section C above no later than the date of his or her nomination. Any person who is appointed as a director or an executive officer shall submit to the Company the information described in this Section C above prior to such person’s appointment as a director or executive officer or as soon as reasonably practicable following the appointment. Directors and executive officers of the Company shall notify the Company of any updates or changes to the information described in this Section C above as soon as reasonably practicable following such update or change.

D. Dissemination of Related Person Master List

The Company shall compile the information collected pursuant to the procedures described in Section C above and create a master list of Related Persons. The master list shall be distributed to all personnel with authority to approve transactions with the direction that any transaction to be entered into with a Related Person on behalf of the Company be brought to the attention of the General Counsel. In addition, the master list of Related Persons will be maintained by the General Counsel and available for review by any personnel considering a new transaction, arrangement or relationship for the Company.

E. Approval Procedures

The Board of Directors has determined that the Committee is best suited to review and approve Related Person Transactions that are identified as such prior to the consummation thereof or amendment thereto and the same shall be consummated or amended only if the following steps are taken:

1. Prior to the Company’s entry into a transaction with a Related Person, (a) the director, executive officer, nominee or Significant Holder who has a material interest (or whose immediate family member has a material interest) in the transaction or (b) the business unit or function/department leader responsible for the potential transaction with a Related Person shall provide notice to the General Counsel of the material facts and circumstances of the potential transaction with a Related Person and such information concerning the transaction as the General Counsel may reasonably request.

2. If the General Counsel determines that the proposed transaction is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the General Counsel determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

3. The Committee, or when submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: (a) the benefits to the Company; (b) the availability of other sources for comparable products or services; (c) the terms of the transaction; and (d) the terms available to unrelated third parties or to employees generally. No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction if such member, or any of his or her immediate family members, is the Related Person. The Committee or Chair, as applicable, shall convey the approval or disapproval of the transaction to the General Counsel, who shall convey the decision to the appropriate persons within the Company.

4. The Chairman of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.

F. Ratification Procedures

In the event the General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this policy, and such transaction is pending or ongoing, it will be submitted to the Committee or Chair, as applicable, promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair as provided in Section E above. Based on the conclusions reached, the Committee or Chair, as applicable, shall evaluate all options, including but not limited to, ratification, amendment or termination of the Related Person Transaction.

G. Disclosure

All Related Person Transactions that are required to be disclosed in the Company’s filings with the Securities and Exchange Commission, as required by the Securities Act of 1933, the Securities Exchange Act of 1934 and their respective rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

ANNEX D

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KERYX BIOPHARMACEUTICALS, INC.
2007 INCENTIVE PLAN

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KERYX BIOPHARMACEUTICALS, INC.
2007 INCENTIVE PLAN

KERYX BIOPHARMACEUTICALS, INC.
2007 INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1. General. The purpose of the Keryx Biopharmaceuticals, Inc. 2007 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Keryx Biopharmaceuticals, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1. Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination by the Company shall mean: (a) a material breach of the terms of your Proprietary Information and Inventions Agreement or any provisions relating to non-competition or non-solicitation in any employment or other agreement; (b) a material breach by you of any other provision of your employment arrangement, which is not cured by you within fifteen (15) days after receiving notice thereof from the Company containing a description of the breach or breaches alleged to have occurred; (c) the habitual neglect or gross failure by you to adequately perform the duties of your position; (d) any act of moral turpitude or criminal action connected to your employment with the Company or your place of employment; or (e) your repetitive refusal to comply with or your violation of lawful instructions of the Chief Executive Officer, Chief Financial Officer or the Board of Directors, unless cured within fifteen (15) days after receiving notice thereof.

(f) “Change in Control” means and includes the occurrence of any one of the following events:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the 1934 Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company

Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Exempt Persons, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means Keryx Biopharmaceuticals, Inc., a Delaware corporation, or any successor corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option”Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Status as a Participant shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m) “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(o) “Effective Date” has the meaning assigned such term in Section 3.1.

(p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t) “Good Reason” for you to resign shall mean: (A) a material diminution in your duties, or the assignment to you of duties materially inconsistent with your authority, responsibilities and reporting requirements; or (B) a material breach by the Company of its obligations to you under any written employment agreement or arrangement. Anything hereinabove to the contrary notwithstanding, in the event you elect to terminate your employment for Good Reason, you agree to provide the Company with thirty (30) days prior written notice of your intent to leave the Company and the alleged condition or breach constituting Good Reason. In the event the Company cures such condition or breach within thirty (30) days following receipt of such notice, any such termination based on such alleged breach or condition shall not be considered a termination by you for Good Reason.

(u) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Nasdaq Marketplace Rule 4200, “non-employee” directors under Rule 16b-3 of the 1934 Act, and “outside” directors under Section 162(m) of the Code.

(x) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc) “Participant” means, as an Eligible Participant, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd) “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff) “Plan” means the Keryx Biopharmaceuticals, Inc. 2007 Incentive Plan, as amended from time to time.

(gg) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(hh) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ii) “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(jj) “Restricted Stock Unit Award” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(kk) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(ll) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(mm) “Stock” means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 15.1.

(nn) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(oo) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(pp) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(qq) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1. Effective Date. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2. Termination of Plan. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4
ADMINISTRATION

4.1. Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. Action and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. Authority of Committee. Except as provided in Section 4.1, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan;

(f) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any plan, program, or policy for the grant of Awards as it may deem necessary or advisable, including but not limited to short-term incentive programs, and any special Plan documents;

(i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k) Amend the Plan or any Award Certificate as provided herein; and

(l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

4.4. Delegation. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. Award Certificates. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1. Number of Shares. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 6,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 6,000,000.

5.2. Share Counting. Shares covered by an Award shall be subtracted from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) To the extent that an Award may be settled solely in cash, the Award will not reduce the number of Shares available for issuance under the Plan. In addition, to the extent than an Award initially may be settled in stock but ultimately is settled in cash, the Shares subject to such Award will again be available for issuance pursuant to Awards granted under the Plan.

(c) If outstanding Shares (including shares issued on the date of grant of a Restricted Stock Award) are tendered to the Company (by either actual delivery or by attestation), or are withheld from the Award, to satisfy the exercise price or tax liability resulting from an Award, such tendered or withheld Shares shall be deemed to have been delivered to the Participant for purposes of determining the maximum number of Shares available for delivery under the Plan (and such Shares shall not be added back to the available share pool under the Plan).

(d) The number of Shares deemed to have been delivered to a Participant upon exercise of a SAR for purposes of determining the maximum number of Shares available for delivery under the Plan shall be the greater of (i) the number of Shares covered by the SAR (excluding for this purpose any Shares covered by the SAR which are unissued or forfeited pursuant to Section 4.4(a), and (ii) the number of Shares actually delivered to the Participant upon exercise of the SAR.

(e) Substitute Awards granted pursuant to Section 14.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1):

(a) Options. The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 6,000,000.

(b) SARs. The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 6,000,000.

(c) Restricted Stock or Restricted Stock Units. The maximum aggregate number of Shares underlying of Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be 6,000,000.

(d) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 6,000,000 Shares.

(e) Cash-Based Awards. The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any in any 12-month period to any one Participant shall be $10,000,000.

5.5. Limitation on Three-year Average Annual “Burn Rate.” Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the number of Shares per year with respect to Awards granted under the Plan, as calculated as an average over any given three-year period that this Plan is in effect, shall not exceed 5% of the Shares outstanding as of the last day of such three-year period.

ARTICLE 6
ELIGIBILITY

6.1. General. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are employees of an Affiliate may only be granted Options or SARs to the extent that the Affiliate is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control with the Company, as of the Grant Date, as determined within the meaning of Code

Section 414(b) or 414(c), and substituting for this purpose ownership of at least 50% (or 20% in the case of an Option or SAR granted to an employee of a joint venture partner based on “legitimate business criteria” within the meaning of Code Section 409A), of the Affiliate to determine the members of the controlled group of corporations and the entities under common control.

ARTICLE 7
STOCK OPTIONS

7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Grant Date.

(b) Prohibition on Repricing. Except as otherwise provided in Section 15.1, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e) Exercise Term. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f) No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the Stock acquired pursuant to the exercise of the Option first becomes substantially vested.

7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1. Grant of Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) Right to Payment. Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) Prohibition on Repricing. Except as otherwise provided in Section 15.1, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c) Exercise Term. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d) No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise of the SAR, or the time any Stock acquired pursuant to the exercise of the SAR first becomes substantially vested.

(e) Other Terms. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS

9.1. Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. Issuance and Restrictions. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units. Unless otherwise provided in the applicable Award Certificate, Awards of Restricted Stock will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

9.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.4. Delivery of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10
PERFORMANCE AWARDS

10.1. Grant of Performance Awards. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. Performance Goals. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of

Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS

11.1. Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2. Other Awards. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•

Revenue

•

Sales

•

Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•

Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•

Net income (before or after taxes, operating income or other income measures)

•

Cash (cash flow, cash generation, working capital, or other cash measures)

•

Stock price or performance

•

Total stockholder return (stock price appreciation plus reinvested dividends)

•

Return on equity

•

Return on assets

•

Return on investment

•

Market share

•

Improvements in capital structure

•

Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•

Business expansion or consolidation (acquisitions, divestitures, in-licensing, or product acquisitions)

•

Market capitalization

•

Clinical and regulatory milestones

•

Corporate financing activities

•

Supply, production, and manufacturing milestones

•

Corporate partnerships or strategic alliances

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. Performance Goals. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death, retirement or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. Inclusions and Exclusions from Performance Criteria. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. Certification of Performance Goals. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. Award Limits. Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12
DIVIDEND EQUIVALENTS

12.1. Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents with respect to Full Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to a Full Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested. Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

13.1. Grant of Stock or Other Stock-based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date.

14.2. Form of Payment for Awards. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee; provided, however, that no payment of Awards shall be made earlier than the first date that such payment may be made without causing the assessment of an additional tax under Section 409A of the Code.

14.3. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. Beneficiaries. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

14.5. Stock Trading Restrictions. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. Effect of a Change in Control. The provisions of this Section 14.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards Not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 17.3, there shall be prorata payout to Participants within thirty (30) days following the Change in Control (or, if later, the first date that such payment may be made without causing the assessment of an additional tax under Section 409A of the Code) based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be prorata payout to such Participant within thirty (30) days following the date of termination of employment (or, if later, the first date that such payment may be made without causing the assessment of an additional tax under Section 409A of the Code) based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. Acceleration for Any Reason. Regardless of whether an event has occurred as described in Section 14.6 above, and subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.7. Notwithstanding anything in the Plan, including this Section 14.7, the Committee may not accelerate the payment of any Award if such acceleration would violate Section 409A(a)(3) of the Code.

14.8. Forfeiture Events. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

14.9. Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1. Mandatory Adjustments. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 Discretionary Adjustments. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 General. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Section 15.1, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. Compliance Amendments. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS

17.1. Rights of Participants.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any

Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d) No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. Special Provisions Related to Section 409A of the Code.

(a) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Certificate by reason the occurrence of a Change in Control or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the description or definition of “change in control event,” “disability” or “separation from service,” as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. In addition, the payment or distribution of any amount or benefit by reason of a “separation from service” to any person who is a “specified employee” (as defined in Code Section 409A) shall be delayed for such period of time, if any, as may be required to avoid a an additional tax under Code Section 409A. This Section 17.3 does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Certificate.

(b) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original Grant Date (the “Safe Harbor Extension Period”), and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.

17.4. Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.5. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.6. Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. Government and Other Regulations.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. Governing Law. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.12. Additional Provisions. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.13. No Limitations on Rights of Company. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.14. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

The foregoing is hereby acknowledged as being the Keryx Biopharmaceuticals, Inc. Corporation 2007 Incentive Plan as adopted by the Board on _______________, 2007 and by the shareholders on _____________, 2007.

KERYX BIOPHARMACEUTICALS, INC.
By:
Its:

FORM OF PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS

KERYX BIOPHARMACEUTICALS, INC.
June 20, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please mark your votes as in this example: ☒

PROPOSAL ONE: ELECTION OF DIRECTORS

FOR all nominees below	WITHHOLD AUTHORITY for all nominees below	FOR ALL EXCEPT (see instruction below)
☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list below.

NOMINEES:  Kevin J. Cameron
Wyche Fowler, Jr.
I. Craig Henderson, M.D.
Malcolm Hoenlein
Jack Kaye
Eric Rose, M.D.
Michael S. Weiss

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF
KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2007

FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL THREE: APPROVAL OF AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

FOR the approval of the amendment of our certificate of incorporation to increase authorized shares of our common stock	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL FOUR: APPROVAL OF THE 2007 INCENTIVE PLAN

FOR the approval of the 2007 Long-Term Incentive Plan	AGAINST	ABSTAIN
☐	☐	☐

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN NUMBER 1 ABOVE, “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007, “FOR” THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK, AND “FOR” THE APPROVAL OF OUR 2007 INCENTIVE PLAN.

The undersigned stockholder of Keryx Biopharmaceuticals, Inc. hereby appoints Michael S. Weiss, our Chairman and Chief Executive Officer, and Ronald C. Renaud, Jr., our Senior Vice President, Chief Financial Officer and Treasurer, with full power of substitution, as proxies to vote the shares of our common stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of Keryx Biopharmaceuticals, Inc. to be held at the offices our legal counsel, Alston & Bird LLP, at 90 Park Avenue, New York, New York 10016, on June 20, 2007, at 10:00 a.m., local time, or any adjournment thereof.

Our Board of Directors hopes that stockholders will attend the 2007 Annual Meeting of Stockholders.  Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope.  A prompt response will greatly facilitate arrangements for the Annual Meeting and your cooperation will be appreciated.  Stockholders who attend the Annual Meeting may vote their stock personally, even though they have sent in their proxy card.

Signature

_____________________________________

Dated____________________

_____________________________________

Dated____________________

Note:  Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder must sign.  Executors, administrators, trustees, etc. should use his or her full title, and if there is more than one, each individual must sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.